UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-04014

                                 Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

                                 Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

                                       Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end:   June 30

Date of reporting period:   December 31, 2022

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2022
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Enhanced Equity Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Investors spent much of the six-month period ended December 31, 2022, responding to shifting inflationary tides and the course of the U.S. Federal Reserve (the “Fed”). Accordingly, evidence that the central bank’s hawkish maneuvers, including four rate hikes totaling 275 basis points during the period, were effectively slowing the rate of inflation led to stock gains, although wariness over policymakers’ path forward tempered investor enthusiasm, especially late in the period.
A considerable impediment for the Fed was continued strength in the labor market, as the economy steadily added new jobs and wages advanced. Persistent expectations for a 2023 recession, reflected in a sharpening inversion of the U.S. Treasury yield curve, further clouded sentiment.
Midcap stocks generally led the market higher, according to the Russell family of indices, followed by small cap stocks and large cap stocks. From a style perspective, returns were mixed as growth stocks outgained value stocks among midcap and small cap positions while value stocks decidedly outperformed growth stocks in the large cap space.

Fund Performance
The Meridian Growth Fund (the “Fund”) Legacy Class Shares returned (0.46)% (net) during the six-month period ended December 31, 2022, underperforming its benchmark, the Russell 2500® Growth Index, which returned 4.59%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments.
At the sector level, our position in the information technology sector contributed positively to returns during the period, outperforming the benchmark holdings by over 6%. In addition, stock selection was positive in the communication services sector. Conversely, an underweight position in the energy sector weighed on relative performance, as energy was the best-performing sector in the index. While we continue to look for investment opportunities in the energy space, we have yet to find companies that meet our strict investment criteria and overcome concerns about the potential for a decline in commodity prices during a recession.
Against this backdrop, the three largest individual contributors to the Fund’s relative performance during the period were ON Semiconductor Corp., Merit Medical Systems, Inc., and GLOBALFOUNDRIES, Inc.
ON Semiconductor Corp. is a semiconductor manufacturer with a diverse product portfolio including high exposure to the automotive and industrials end markets. ON Semi’s exposure to the auto end market is particularly attractive, as advanced driver assistance systems and self-driving features have led to strong demand for the semiconductors that power these technologies. The company is also well-positioned in the industrials end market, where it benefits from low pricing pressure due to the longer lifecycle of industrials products relative to consumer products. While recent outperformance has been driven in part by the success of the company’s silicon carbide based solutions, which are in high demand from electric vehicle manufacturers, we believe its promising outlook is also buoyed by an increase in long-term supply agreements, which increase visibility by locking in prices and reducing dramatic swings in supply and demand. ON Semi reported strong quarterly results during the period, with revenues up 25% and gross margins approaching 50%. As the stock approached our price target during the period, we trimmed our exposure.
Merit Medical Systems, Inc. designs, develops, manufactures, and markets single-use medical products on a global basis for thousands of purposes ranging from surgical procedures to biopsies. Long focused almost exclusively on revenue growth, the company is now more focused on improving margins, returns, and cash flow as part of its three-year strategic plan it rolled out in 2021. Impressively, the company is executing ahead of schedule and is on track to achieve its revised financial targets, yet top-line performance remains strong, as evidenced by broad-based 10.5% organic revenue growth in its most recent period. Given the prospects for continued outperformance, we maintained our position in the company.
GLOBALFOUNDRIES, Inc. is a semiconductor contract manufacturing and design company that went public in 2021. The company has benefitted from a global shortage of semiconductors, particularly those used in the automotive and industrial markets. During the period, the stock rallied as the company reported that revenues rose more than 20% on a year-over-year basis and EBITDA increased sharply. The company’s facility location footprint in the U.S. and Europe has proven beneficial as customers are increasingly reducing exposure to China and Taiwan, where geopolitical risks are rising. Separately, like many

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
in the semiconductor industry, GLOBALFOUNDRIES is asking customers to sign long-term supply agreements that help stabilize the company’s outlook and increase visibility. During the period, we maintained our position in the company.
The three largest individual detractors from the Fund’s relative performance during the period were Generac Holdings, Inc., Sotera Health Co., and Syneos Health, Inc.
Generac Holdings, Inc. is a manufacturer of power generation equipment with a leading position in home standby generators. Generac also offers consumers a home energy management system that harnesses and stores power from the sun to be used for backup during utility power outages. Severe weather events that strained already-overburdened power grids in California, Texas, and other key markets have created significant opportunities for home power generation equipment manufacturers. Moreover, with the future potential to aggregate these distributed energy resources through the company’s grid services business, homeowners have the potential to monetize these assets. The stock declined during the period as the company reduced its full-year revenue guidance due largely to labor shortages in Generac’s dealer network which resulted in a slowdown in installations and implementations. As a consequence, dealers have reduced their on-site inventory, so the company has to work through those issues. During the period, we sold out of our position in the company.
Sotera Health, Inc. is a leading provider of sterilization solutions and lab testing services through three operating segments: Sterigenics, Nordion, and Nelson Labs. The company offers mission-critical services to the healthcare industry and counts 40 of the top 50 medical device companies and eight of the top 10 pharmaceutical companies as customers. As part of its sterilization service portfolio, the company offers ethylene oxide sterilization as a critical modality. In fact, approximately 50% of all medical devices are sterilized with ethylene oxide and in most cases, it is required by the FDA for effective sterilization and market commercialization. Sotera’s stock declined after a jury ruled in favor of a plaintiff seeking damages for cancer that was believed to be caused by ethylene oxide emissions from a nearby Sterigenics factory. The ruling against Sterigenics was unexpected, as ethylene oxide is an EPA-registered antimicrobial and is highly regulated by the EPA, FDA, OSHA, and other state agencies. Furthermore, Sterigenics has a long history of operating in compliance with applicable state and federal regulations. Regardless, the jury ordered Sterigenics and two related businesses to pay the plaintiff $363 million in damages, and with additional lawsuits pending serving as an overhang on the stock, we exited our position in the company.
Syneos Health, Inc. is a clinical research organization that partners with small and mid-sized biotech firms as well as large pharmaceutical companies to complete clinical trials. It has been one of the leading players in the market, but a CEO change last spring appears to have led to higher-than-usual turnover, which resulted in market share losses. Furthermore, the overall life sciences environment softened amid a drop-off in biotech funding and a reprioritization of pipelines and research and development efforts among large pharmaceutical firms. As its business model relies on a healthy backlog, Syneos’ ongoing issues appear to set it up for a tough 2023 from a fundamental standpoint, so we exited the position.

Outlook
With the likelihood of continued Fed tightening in the coming months, we expect the economy to weaken and equity markets to remain volatile. Against this backdrop, we believe we are poised to take advantage of current market weakness and multiple contraction by adding to existing positions and building positions in new names as valuations decline to attractive levels, although we remain cognizant of the risks inherent in such a challenging environment. This is especially true in certain sectors that we have long seen as overvalued, such as information technology.

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Portfolio Performance and Composition (Unaudited) (continued)
Our focus going forward remains on companies that can not only weather the current market downturn, but also participate when the market ultimately rebounds. The current correction continues to present us with opportunities to upgrade the quality of the portfolio while maintaining our strict valuation discipline.
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers
The views of the author and information discussed in this commentary are as of December 31, 2022, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2022
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.22
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	(0.46)%	(29.26)%	3.86%	8.92%	11.51%
Institutional Class (MRRGX)	12/24/14	(0.46)%	(29.25)%	3.89%	—	6.60%
Class A (MRAGX) w/o sales charge	11/15/13	(0.57)%	(29.46)%	3.54%	—	6.92%
Class A (MRAGX) with sales charge[1]	11/15/13	(6.29)%	(33.52)%	2.32%	—	6.23%
Class C (MRCGX)	7/1/15	(0.96)%	(29.97)%	2.81%	—	5.45%
Investor Class (MRIGX)	11/15/13	(0.49)%	(29.31)%	3.81%	—	7.24%
Russell 2500® Growth Index	8/1/84 [2]	4.59%	(26.21)%	5.97%	10.62%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	7	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.22
Ritchie Bros. Auctioneers, Inc. (Canada)	3.4%
QuidelOrtho Corp.	3.3%
Sensata Technologies Holding Plc	3.1%
Ziff Davis, Inc.	2.9%
Frontdoor, Inc.	2.6%
Alight, Inc. Class A	2.5%
Skechers U.S.A., Inc. Class A	2.3%
STERIS Plc	2.3%
Cooper Cos., Inc. (The)	2.3%
Merit Medical Systems, Inc.	2.2%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.22
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care, Industrials and Information Technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	8	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Investors spent much of the six-month period ended December 31, 2022, responding to shifting inflationary tides and the course of the U.S. Federal Reserve (the “Fed”). Accordingly, evidence that the central bank’s hawkish maneuvers, including four rate hikes totaling 275 basis points during the period, were effectively slowing the rate of inflation led to stock gains, although wariness over policymakers’ path forward tempered investor enthusiasm, especially late in the period.
A considerable impediment for the Fed was continued strength in the labor market, as the economy steadily added new jobs and wages advanced. Persistent expectations for a 2023 recession, reflected in a sharpening inversion of the U.S. Treasury yield curve, further clouded sentiment.
Midcap stocks generally led the market higher, according to the Russell family of indices, followed by small cap stocks and large cap stocks. From a style perspective, returns were mixed as growth stocks outgained value stocks among midcap and small cap positions while value stocks decidedly outperformed growth stocks in the large cap space.

Fund Performance
The Meridian Contrarian Fund (the “Fund”) Legacy Class Shares returned 5.21% (net) during the six-month period ending December 31, 2022, outperforming its benchmark, the Russell 2500® Index, which returned 4.40%. Additionally, the Fund outperformed its secondary benchmark, the Russell 2500® Value Index, which returned 4.29% during the period.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with the potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines; exploring the reason for the declines; and singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-75 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital, and free cash flow, as well as sustainable future earnings growth. While we manage the Fund from the bottom up based on individual company fundamentals, we augment this by monitoring overall portfolio characteristics as part of our risk-management process.
Two of our primary risk measures are beta-adjusted weight and downside capture, both of which we measure at the portfolio, sector, and individual company levels. We analyze the beta-adjusted weights of portfolio holdings against the Russell 2500® Index to determine how sensitive each holding is to movement in the broader market and identify where our risk exposure lies within the portfolio. Depending on the degree to which a stock correlates closely with market movement (high beta) or inversely to the market (low beta), we may increase or decrease our weighting to align with the Fund’s risk parameters, as we prioritize risk before reward. Downside capture measures how much a stock will potentially decline, relative to an overall market decline, with lower capture representing lower risk. For both these measures, we focus on absolute levels and changes over time. This is part of our ongoing process of recycling capital, and we are comfortable with the Fund’s current lower-risk profile.
Against this backdrop, the three largest individual contributors to the Fund’s relative performance during the period were Acadia Healthcare Co., Inc., Cars.com, Inc., and Toro Co. (The).
Acadia Healthcare Co., Inc. provides behavioral health care services with expertise in acute rehabilitation, long-term addiction therapy, child behavior, and other behavioral health issues across its network of facilities. Historically, the company’s U.S. business has been profitable and grown at a mid-single-digit pace, while its U.K. business has proved to be a drag, especially in 2018-19, when labor inefficiencies and frequent national health system regulation changes led to negative earnings growth, which contributed to a CEO change. The new management team announced it was selling the U.K. segment in early 2020, and a subsequent delay in the sale due to the pandemic depressed the stock price, which provided us with the opportunity to build a position. After performing strongly in 2021, Acadia underperformed in early 2022 on concerns that rising labor costs may potentially hurt profitability and growth. We view Acadia’s management of labor as a differentiator—as we believe lessons learned from its U.K. experience aid its view on labor management. We

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Portfolio Performance and Composition (Unaudited) (continued)
consequently increased our position in the stock earlier in 2022 and were rewarded for our conviction during the period. Acadia’s stock gained following strong second and third quarter results which showed continued high demand for behavioral care and strong execution driving growth. In keeping with our sell discipline, we reduced our position as earnings results caught up to our revenue growth rate and profitability expectations.
Cars.com, Inc. operates the second-largest digital marketplace and marketing solutions provider for North American car dealerships. Having transitioned from a legacy newspaper advertising business, Cars.com’s offerings include in-depth automotive news and reviews. The company’s earnings suffered during 2020-21 as auto dealers decreased online listings, first, due to pandemic-related demand concerns and second, due to a lack of new car inventory. To adapt to marketplace realities, Cars.com added services to help dealers connect directly with consumers and move the car buying process online while it transitioned its operations to a more cost-efficient cloud-based model. Encompassing advertising, loan processing, and used car acquisition and logistics, Cars.com’s dealer-focused services significantly expanded the addressable revenue pool from its dealer customers, who increasingly viewed Cars.com as a preferred partner, enhancing the company’s growth potential. During the period, Cars.com reported that the new services had started to take hold, boosting revenues and earnings despite diminished new vehicle inventories and an uncertain demand environment as interest rates rose. At period-end, we continue to hold Cars.com, encouraged by a favorable outlook on growth as auto inventory normalizes and expanded services grow into the company client base.
Toro Co. (The) designs and manufactures turf maintenance, turf and agricultural irrigation, and specialty construction equipment. Professional industrial customers account for more than three-quarters of its sales. Leading up to 2022, Toro’s profitability suffered from high inflation and delayed sales growth due to supply chain issues, resulting in several quarters of declining earnings. The disruption in the stock price, while short-lived, gave us an opportunity to invest in a high-return, stable-growth business. The demand environment for Toro’s specialty equipment, most notably in its professional golf line, is very strong and has provided support to smooth the recent earnings blip. Within the period, Toro released results that reflected robust sales and earnings growth, due largely to improved execution, and said it had substantial order backlogs in key market segments. As we remained optimistic about Toro’s revenue and profit growth prospects, especially since we expect much of the demand for the company’s products will be aided by federal infrastructure spending coming online in 2023, we added to our position during the period.
The three largest individual detractors from the Fund’s relative performance during the period were Brookfield Renewable Corp., Vintage Wine Estates, Inc., and DigitalBridge Group, Inc.
Brookfield Renewable Corp. operates one of the world’s largest renewable power platforms with a global portfolio featuring hydroelectric, solar, and wind projects along with other assets. We became Brookfield Renewable shareholders in 2020 when the company bought a holding of ours, TerraForm Power, and the acquisition generated significant returns for the Fund. We remained shareholders post-merger because we believed Brookfield Renewable was a well-managed company with excellent assets and strong growth prospects trading at a reasonable valuation. We believe these characteristics still hold and the decline in the stock during the period was driven mainly by concerns that higher interest rates could have a negative impact on industry growth due to higher financing costs and restricted access to capital. While these concerns are valid, we believe they are short term in nature and that Brookfield Renewable’s financial strength and management acumen will allow it to benefit from opportunities created by weaker competitors to drive outsized future growth. In the meantime, the company offers an attractive dividend yield and we slightly increased our position during the period.
Vintage Wine Estates, Inc. is a Top 10 U.S. wine producer by sales with more than 50 brands, 2,800 acres of vineyards, state-of-the-art production facilities, and a diversified distribution network, including wholesale, direct-to-consumer, and business-to-business. The company seeks to augment organic growth with acquisitions of small wineries that it can plug into its operating, distribution, and marketing platform to accelerate growth and enhance profit. When we initiated a position in Vintage Wine during the first quarter of 2021, its stock was trading at a significant discount to beverage peers as a result of pandemic-related disruptions to the acquisition pipeline and depressed on-premise sales channels. Weak earnings due to write-offs caused by wildfire damage to its vineyards also weighed on the stock. We believe valuation multiples were further compressed because Vintage Wine was a special-purpose acquisition company at a time when these investment vehicles were deeply out of favor. Our investment thesis was that steady profit growth helped by new capacity investments coming online as well as strength in the direct-to-consumer and business-to-business channels would drive earnings growth and multiple expansion. Early in the period, Vintage Wine’s stock declined significantly as the company reported disappointing earnings results. The wine producer has been hit hard by supply chain problems, which hurt both sales and profits, and it also lost some sales due to brand repositioning. Later in the period, it trimmed its full-year EBITDA expectations. We reduced our exposure to the stock as a matter of discipline but maintained a small position. While we

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
believe it will take several quarters for Vintage Wine’s management to establish credibility with investors, we are willing to be patient because the long-term thesis appears intact, and the stock currently trades below what we project to be its liquidation value supported by hard assets such as valuable real estate and modern production equipment.
DigitalBridge Group, Inc. (formerly Colony Captial, Inc.) is a real estate investment trust (REIT) focused on digital infrastructure such as data centers, wireless towers, and similar assets. In addition to owning and operating properties, the company invests in the space through an asset management division. Prior to our investment, DigitalBridge suffered an extended decline in its business as management strayed from the company’s traditionally strong property investment business by completing an ill-fitting merger that burdened it with debt. The catalyst for our investment was the hiring of a new management team in 2019 that brought significant experience in digital assets to the company. It also sold its hospitality, healthcare, and industrial properties and reinvested the proceeds into digital infrastructure assets. Since the transformation, DigitalBridge has demonstrated strong fundamental performance and impressive growth. During the period, the stock declined due to investor concerns that while data center fundamentals appear strong presently, macro weakness may weigh on future prospects. While such concerns are valid, we remain comfortable owning DigitalBridge, due largely to its cellular tower assets that we believe should be less economically sensitive than data centers, and its fee-based asset management business. The company also has an enviable capital position and an experienced management team that in our view should allow it to capitalize on industry weakness to drive growth. During the period, we decreased our position in the company.

Outlook
Macro concerns, interest rates, and Federal Reserve commentary dominated the financial markets in 2022, and there is much reason to believe we will see more of the same in 2023. While investors must pay attention to such macro issues, we believe the strength of our investment strategy lies in bottom-up analysis of companies and business fundamentals. Although this strategy, which is based on long-term fundamentals, seems to be at odds with the current environment, we believe that difficult market conditions create opportunity. As always, we seek to invest in high quality companies at valuations that offer us an asymmetric risk/reward opportunity, and we believe that we can prudently take advantage of current market conditions to make attractive long-term investments.
Thank you for your continued partnership with ArrowMark.
Jamie England
Portfolio Manager

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Portfolio Performance and Composition (Unaudited) (continued)
The views of the author and information discussed in this commentary are as of December 31, 2022, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2022
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.22
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	5.21%	(16.79)%	8.28%	11.59%	12.30%
Class A (MFCAX) w/o sales charge	11/15/13	5.02%	(17.04)%	7.92%	—	9.12%
Class A (MFCAX) with sales charge[1]	11/15/13	(1.02)%	(21.82)%	6.65%	—	8.41%
Class C (MFCCX)	7/1/15	4.64%	(17.66)%	7.18%	—	8.58%
Investor Class (MFCIX)	11/15/13	5.15%	(16.86)%	8.19%	—	9.40%
Russell 2500® Index	2/10/94 [2]	4.40%	(18.37)%	5.89%	10.03%	9.67%
Russell 2500® Value Index	2/10/94 [2]	4.29%	(13.09)%	4.75%	8.93%	9.80%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.22
CACI International, Inc. Class A	3.4%
VICI Properties, Inc.	3.2%
First Citizens BancShares, Inc. Class A	3.1%
American International Group, Inc.	2.7%
Molson Coors Beverage Co. Class B	2.6%
Juniper Networks, Inc.	2.6%
Avangrid, Inc.	2.5%
Alexander & Baldwin, Inc.	2.3%
Trimble, Inc.	2.1%
Advanced Micro Devices, Inc.	2.0%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.22
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	14	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Investors spent much of the six-month period ended December 31, 2022, responding to shifting inflationary tides and the course of the U.S. Federal Reserve (the “Fed”). Accordingly, evidence that the central bank’s hawkish maneuvers, including four rate hikes totaling 275 basis points during the period, were effectively slowing the rate of inflation led to stock gains, although wariness over policymakers’ path forward tempered investor enthusiasm, especially late in the period.
A considerable impediment for the Fed was continued strength in the labor market, as the economy steadily added new jobs and wages advanced. Persistent expectations for a 2023 recession, reflected in a sharpening inversion of the U.S. Treasury yield curve, further clouded sentiment.
Midcap stocks generally led the market higher, according to the Russell family of indices, followed by small cap stocks and large cap stocks. From a style perspective, returns were mixed as growth stocks outgained value stocks among midcap and small cap positions while value stocks decidedly outperformed growth stocks in the large cap space. Market volatility, as measured by the VIX Index, endured some sharp spikes before settling lower than where it started.

Fund Performance
The Meridian Enhanced Equity Fund (the “Fund”) Legacy Class Shares advanced 0.73% (net) during the six-month period ended December 31, 2022, underperforming its benchmark, the S&P 500® Index, which gained 2.31%. Additionally, the Fund outperformed its secondary benchmark the CBOE S&P 500 Buy Write Index, which returned (1.31)%.
Over the long term, experience tells us that outperformance is borne out of capital preservation and avoiding large drawdowns. As a result, we know that the Fund’s returns may fall short of broader index performance at times, especially in periods where risk-on sentiment dominates.
Our investment process prioritizes the management of volatility over the opportunity for return. We look to build an “enduring” portfolio that can mitigate capital losses during turbulent bear market environments and, secondarily, offer upside participation during strong bull market environments. To achieve that, we seek out quality businesses maintaining considerable competitive advantages and healthy balance sheets that offer robust cash flow characteristics and muted volatility traits.
At any given time, roughly half of the Fund is invested in higher quality, larger capitalization companies with promising growth prospects. The balance of the portfolio is invested in equities hedged in a risk-managed approach where more opportunistic investments are married with options in an effort to increase the Fund’s margin of safety and reduce downside risks. Underlying this approach is our commitment to deep fundamental research.
Ultimately, this strategic foundation results in a willingness to trade some upside for protection on the downside.
In the six-month period ended December 31, 2022, leading individual contributors included Dole Plc, Maxar Technologies, Inc., and Sally Beauty Holdings, Inc.
Dole sources, processes, markets, and distributes fresh fruit and vegetables on a global basis. Early in the period, exchange impacts from the soaring U.S. dollar and sluggish performance in Dole’s fresh vegetables segment weighed on the stock’s returns. But the company rebounded in the fourth quarter on the back of solid quarterly results as strength in its fresh fruit segment offset weakness in other parts of the business. We also believe the results provided evidence that company fundamentals may be turning the corner after a rough 2022, during which concerns about its floating rate debt, input cost inflation, temporary plant closures, and a salad recall weighed on the stock. We believe the market is overly focused on these matters and continues to overlook the significant value in Dole's fixed asset base and its ability to offset cost inflation with price increases. Meanwhile, our previously held covered call positions helped insulate the Fund from losses on Dole as we wait for the turnaround to play out.
Maxar provides earth observation imagery and analysis for governmental and private customers through the ownership and operation of satellites and ground-based supporting infrastructure. We initiated a position in the stock in early 2022 amid above-average volatility, attracted to its position as a leading supplier of imagery for national security and defense in an industry with high barriers to entry and long-lived government contracts that provide highly predictable cash flows. In December, a private equity firm announced it was acquiring Maxar for $6.4 billion, a transaction that validated our thesis regarding the value of the company’s satellite infrastructure.

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Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)
Sally Beauty is a global distributor and retailer of beauty products that serves both retail customers and salon professionals. It struggled through the first part of the period as its quarterly earnings missed expectations and inflationary pressures and supply chain issues contributed to a decline in comparable store sales. The company, however, continued to make progress on its turnaround efforts, which include investments in technology and the retail store experience, and the stock rallied in the fourth quarter as the company reported results that beat analyst expectations and provided 2023 guidance in-line with expectations. In addition, Sally Beauty accelerated its store optimization plan, including the closure of approximately 350 stores with the majority shut down in December.
Leading detractors during the period included Starry Group Holdings, Inc., Amazon.com, Inc., and Walt Disney Co. (The).
Starry offers low-cost, high-speed broadband via fixed wireless technology in six U.S. cities. Relative to traditional cable and wireless providers, the company holds a material cost advantage as well as a quality of service advantage. The stock declined during the period, however, as the company announced cost-cutting measures that further clouded its already diminished near-term outlook. Additionally, requiring considerable financing to fund its growth plans in the elevated rate environment, the company tapped advisors to explore strategic and balance sheet solutions. As long-term investors in the company, we’re carefully monitoring developments going forward.
Despite dominating the global e-commerce and cloud computing market, reduced appetites for growth stocks, margin headwinds, and a lack of free cash flow support pressured Amazon’s shares for much of the period. Furthermore, the market became increasingly concerned about the company’s 2023 growth outlook due to potential macroeconomic challenges within both the retail and cloud segments. We believe the issues are transitory, and the earnings power of the business continues to be masked by investments—Amazon overbuilt capacity during the pandemic and is rationalizing its network. It also announced plans to reduce its workforce. As the year-end valuation appeared inexpensive, relative to historical pricing, we are optimistic about Amazon as we believe several years of growth potential remain for both e-commerce and cloud adoption.
After an early-period rally in shares, global entertainment giant Disney lagged the market as inflationary pressures dimmed its near-term growth prospects. Notably, results in its theme park business missed expectations, due in part to recession-wary consumers and the continued pandemic-related shutdown of its resort in Shanghai. In addition, investor uncertainty around the long-term profitability of its streaming business continued, although Disney rolled out price increases and an advertising-supported tier of its Disney+ subscription service. In November, the company also changed its leadership, bringing former CEO Bob Iger back to the top job. While disappointed with the stock’s recent performance, we intend to stay patient as the company’s broad reservoir of iconic brands and related franchises provide multiple avenues for long-term value creation. In our view, the broader market continues to underestimate Disney’s franchise value and its earnings power.
The Fund is regularly managed in a sector-agnostic way, so changes in sector weights during the period largely reflected the performance of underlying holdings.

Outlook
Inflationary pressures, geopolitical risks, interest rates, and Federal Reserve commentary dominated the financial markets in 2022, and there is much reason to believe we will see more of the same in 2023. We anticipate that uncertainty surrounding the Fed’s ability to tame inflation without triggering a recession will linger and continue to weigh on equity markets in the coming quarters, as could the impact of elevated financing costs on corporate earnings. Yet, such conditions can potentially lead to compelling buying opportunities.

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Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)
Despite the considerable unknowns, we continue to feel good about our conservative approach of buying high-quality businesses that we believe will compound value over the long term. Furthermore, believing that out of volatility, opportunity is born, we’re generally comfortable with much of the portfolio’s positioning, including our option activity designed to offset a portion of the market’s potential downside. Regardless of whether conditions are good or poor, we stick to our playbook and prudently work to manage risk by leveraging deep fundamental company-level research rather than macroeconomic assessments. Meanwhile, our charge remains to prioritize risk over return, even if that means trading some incremental market upside for downside protection. Through the combination of stock selection and our covered call strategy, we believe our disciplined and conservative approach to deploying capital is ideal for a market in transition.
Thank you for your continued partnership with ArrowMark.
Clay Freeman
Portfolio Manager
The views of the author and information discussed in this commentary are as of December 31, 2022, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

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Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2022
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.22
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	0.73%	(16.50)%	11.77%	12.98%	9.26%
Class A (MRAEX) w/o sales charge	11/15/13	0.49%	(16.85)%	11.39%	—	10.86%
Class A (MRAEX) with sales charge[1]	11/15/13	(5.30)%	(21.63)%	10.07%	—	10.14%
Class C (MRCEX)	7/1/15	0.25%	(17.21)%	10.92%	—	11.24%
Investor Class (MRIEX)	11/15/13	0.64%	(16.62)%	11.69%	—	11.15%
S&P 500® Index	1/31/05 [2]	2.31%	(18.11)%	9.42%	12.56%	8.97%
CBOE S&P 500 Buy Write Index	1/31/05 [2]	(1.31)%	(11.37)%	2.73%	5.71%	4.84%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	18	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.22
Lamb Weston Holdings, Inc.	11.0%
Maxar Technologies, Inc.	8.5%
ON Semiconductor Corp.	8.5%
Wells Fargo & Co.	6.5%
Coty, Inc. Class A	5.5%
Sally Beauty Holdings, Inc.	4.5%
Live Nation Entertainment, Inc.	3.9%
Zoom Video Communications, Inc. Class A	3.5%
Alphabet, Inc. Class C	3.4%
DigitalBridge Group, Inc.	3.4%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments and options written are reported as a percentage of net assets.

Sector Allocation as of 12.31.22
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	19	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Investors spent much of the six-month period ended December 31, 2022, responding to shifting inflationary tides and the course of the U.S. Federal Reserve (the “Fed”). Accordingly, evidence that the central bank’s hawkish maneuvers, including four rate hikes totaling 275 basis points during the period, were effectively slowing the rate of inflation led to stock gains, although wariness over policymakers’ path forward tempered investor enthusiasm, especially late in the period.
A considerable impediment for the Fed was continued strength in the labor market, as the economy steadily added new jobs and wages advanced. Persistent expectations for a 2023 recession, reflected in a sharpening inversion of the U.S. Treasury yield curve, further clouded sentiment.
While participating in the broader move higher, small cap stocks underperformed midcap stocks but outperformed large cap stocks, according to the Russell family of indices. From a style perspective, returns were mixed as growth stocks outgained value stocks among midcap and small cap positions while value stocks decidedly outperformed growth stocks in the large cap space.

Fund Performance
The Meridian Small Cap Growth Fund (the “Fund”) Legacy Class Shares returned 3.96% (net) during the six-month period ended December 31, 2022, underperforming its benchmark, the Russell 2000® Growth Index, which returned 4.38%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. Our philosophy proved effective during the six-month period, as the Fund outperformed on 12 of the 13 days in which the Index declined 2% or more.
At the sector level, strong stock selection within the information technology sector was the largest positive contributor to relative performance. Specifically, our stocks within the software and services industry appreciated meaningfully, while the stocks in the index declined. Conversely, negative stock selection in the consumer discretionary sector and an underweight position in several sectors, including the energy and consumer staples sectors, weighed on relative performance. While we continue to look for investment opportunities in the energy space, we have yet to find companies that meet our strict investment criteria and overcome concerns about the potential for a decline in commodity prices during a recession.
Against this backdrop, the three largest contributors to the Fund’s relative performance during the period were 4D Molecular Therapeutics, Inc., Hudson Technologies, Inc., and DICE Therapeutics, Inc.
4D Molecular Therapeutics, Inc. is a clinical-stage gene therapy company with product candidates in three areas: ophthalmology, cardiology, and pulmonology. Our initial enthusiasm for this company was driven primarily by its lead product candidate, 4D-310, for the treatment of Fabry disease, a rare genetic disorder. While the clinical development of 4D-310 continued to progress during the period—albeit with an expanded eligible patient population—early stage readouts on two other experimental treatments boosted the stock. Initial clinical trial data on 4D-710 for the treatment of cystic fibrosis lung disease and 4D-150 for the treatment of wet age-related macular degeneration was favorable, helping validate the company’s proprietary Therapeutic Vector Evolution platform for developing therapies. During the period, we trimmed our position as the share price appreciated based on our risk discipline.
Hudson Technologies, Inc. is the market leader in recycled and reclaimed refrigerants with proprietary reclamation technology and a national distribution network. We have owned shares of the company for several years due to our belief that its leading position would allow the company to capitalize on improving supply-demand dynamics from the Environmental Protection Agency’s phaseout of R-22 (refrigerant used in air conditioners). The phaseout concluded in 2020 and virgin R-22 is no longer being produced. This has resulted in strong refrigerant pricing given stable demand and more limited supply. Such industry dynamics contributed to considerable year-over-year revenue growth and sizeable expansion in the company’s gross margin, which also benefited from the lack of a material appreciation in the cost of select refrigerants. Capitalizing on the robust cash generation, management has improved the company’s balance sheet, most notably by reducing overall debt. We are optimistic that another catalyst for growth is the AIM Act to reduce the production of hydrofluorocarbons (HFCs). Similar to the phaseout of R-22, we believe this will result in strong supply-demand dynamics for reclaimed HFC refrigerants and allow Hudson to capitalize on its market-leading position. During the period, we trimmed our position in the stock.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
DICE Therapeutics, Inc. is a clinical-stage biopharmaceutical company developing oral treatments for chronic autoimmune and inflammatory diseases. Our interest stems largely from the company’s novel approach to therapies for conditions that are currently primarily addressed with injectable medicines, including its lead product candidate DC-806 for the treatment of psoriasis. The stock benefited during the period from a clinical trial readout that contained favorable data on both the efficacy and safety of DC-806. During the period, we trimmed our position as the stock appreciated.
The three largest detractors from the Fund’s relative performance during the period were Omnicell, Inc., Syneos Health, Inc., and CareDX, Inc.
Omnicell, Inc. develops medication management systems for healthcare systems and retail pharmacies in the U.S. and internationally. Its offerings consist of hardware and software components and are used by customers ranging from robot-central pharmacies to hospitals that deploy automated dispensing systems such as bedside cabinets. We believe Omnicell’s market-leading position holds attractive growth potential, especially as we anticipate healthcare systems and pharmacy operators will remain aggressively cost-conscious. The stock slumped during the period as the company lowered its near-term revenue and profit targets due primarily to two key factors. First, the implementation of completed deals slowed, bogged down by industry labor shortages and an overly active respiratory illness season that prompted customers to extend their plans by three to six months. Second, the company experienced a slowdown in capital budgeting decisions by over-stressed hospitals, which resulted in a decline in new bookings and awarded contracts. Despite the near-term challenges, we continue to believe in Omnicell’s potential and added to our position during the period.
Syneos Health, Inc. is a clinical research organization that partners with small and mid-sized biotech firms as well as large pharmaceutical companies to complete clinical trials. It has been one of the leading players in the market, but a CEO change last spring appears to have led to higher-than-usual turnover, which resulted in market share losses. Furthermore, the overall life sciences environment softened amid a drop-off in biotech funding and a reprioritization of pipelines and research and development efforts among large pharmaceutical firms. As its business model relies on a healthy backlog, Syneos’ ongoing issues appear to set it up for a tough 2023 from a fundamental standpoint, so we exited the position.
CareDx, Inc. is a molecular diagnostics company focused on the development of diagnostic surveillance solutions for organ transplant patients. Our investment in CareDx was motivated by our conviction in its kidney transplant rejection test AlloSure, which, since launching in 2017, has enjoyed rapid adoption in a $2 billion-plus market opportunity. During the period the company missed revenue expectations driven by an “artificial” average share price decline of its tests. This decline was a result of a change in the testing volume mix from Medicare, which is fully reimbursed, to commercial payors, which has limited reimbursement coverage, and strong growth in new tests, which are not covered. We believe the market did not fully understand this dynamic and added to the position on the share price weakness. Going forward, with improved collections, additional payor coverage, and a stable customer mix, we believe the company is well-positioned for future growth.

Outlook
With the likelihood of continued Fed tightening in the coming months, we expect the economy to weaken and equity markets to remain volatile. Against this backdrop, we believe we are poised to take advantage of current market weakness and multiple contraction by adding to existing positions and building positions in new names as valuations continue to decline to attractive levels, although we remain cognizant of the risks inherent in such a challenging environment. This is especially true in certain sectors that we have long seen as overvalued, such as information technology.
Our focus going forward remains on companies that can not only weather the current market downturn, but also participate when the market ultimately rebounds. The current correction continues to present us with opportunities to upgrade the quality of the portfolio while maintaining our strict valuation discipline.
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers
The views of the author and information discussed in this commentary are as of December 31, 2022, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

Meridian Funds	22	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2022
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.22
	Inception	6 Month	1 Year	5 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	3.96%	(24.71)%	4.50%	8.91%
Institutional Class (MSGRX)	12/24/14	4.01%	(24.63)%	4.57%	7.12%
Class A (MSGAX) w/o sales charge	12/16/13	3.78%	(24.95)%	4.15%	8.55%
Class A (MSGAX) with sales charge[1]	12/16/13	(2.19)%	(29.25)%	2.92%	7.84%
Class C (MSGCX)	7/1/15	3.38%	(25.53)%	3.41%	5.60%
Investor Class (MISGX)	12/16/13	3.90%	(24.79)%	4.41%	8.83%
Russell 2000® Growth Index	12/16/13 [2]	4.38%	(26.36)%	3.51%	6.42%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	23	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.22
Ritchie Bros. Auctioneers, Inc. (Canada)	3.3%
QuidelOrtho Corp.	3.2%
Heritage-Crystal Clean, Inc.	2.8%
Merit Medical Systems, Inc.	2.7%
Alight, Inc. Class A	2.7%
Frontdoor, Inc.	2.6%
Skechers U.S.A., Inc. Class A	2.3%
Momentive Global, Inc.	1.9%
Stoneridge, Inc.	1.8%
Forward Air Corp.	1.8%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.22
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care and Industrials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	24	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Expense Disclosure
December 31, 2022 (Unaudited)

Disclosures Regarding Fund Expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and (2) ongoing costs, including management fees; service and distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2022 through December 31, 2022.
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number reported under “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Meridian Funds	25	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Fund Expenses
December 31, 2022 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.88%	$1,000.00	$995.40	$4.40
Institutional Class (MRRGX)	0.85%	$1,000.00	$995.40	$4.25
Class A (MRAGX)	1.15%	$1,000.00	$994.30	$5.75
Class C (MRCGX)	1.89%	$1,000.00	$990.40	$9.43
Investor Class (MRIGX)	0.95%	$1,000.00	$995.10	$4.75

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.88%	$1,000.00	$1,020.66	$4.46
Institutional Class (MRRGX)	0.85%	$1,000.00	$1,020.81	$4.31
Class A (MRAGX)	1.15%	$1,000.00	$1,019.30	$5.82
Class C (MRCGX)	1.89%	$1,000.00	$1,015.59	$9.55
Investor Class (MRIGX)	0.95%	$1,000.00	$1,020.31	$4.81
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	26	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Fund Expenses
December 31, 2022 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.14%	$1,000.00	$1,052.10	$ 5.86
Class A (MFCAX)	1.46%	$1,000.00	$1,050.20	$ 7.50
Class C (MFCCX)	2.20%	$1,000.00	$1,046.40	$11.29
Investor Class (MFCIX)	1.18%	$1,000.00	$1,051.50	$ 6.07

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.14%	$1,000.00	$1,019.35	$ 5.77
Class A (MFCAX)	1.46%	$1,000.00	$1,017.75	$ 7.38
Class C (MFCCX)	2.20%	$1,000.00	$1,014.04	$11.11
Investor Class (MFCIX)	1.18%	$1,000.00	$1,019.15	$ 5.97
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	27	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Fund Expenses
December 31, 2022 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,007.30	$ 6.29
Class A (MRAEX)	1.60%	$1,000.00	$1,004.90	$ 8.04
Class C (MRCEX)	2.00%	$1,000.00	$1,002.50	$10.04
Investor Class (MRIEX)	1.29%	$1,000.00	$1,006.40	$ 6.49

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,018.80	$ 6.33
Class A (MRAEX)	1.60%	$1,000.00	$1,017.05	$ 8.09
Class C (MRCEX)	2.00%	$1,000.00	$1,015.04	$10.10
Investor Class (MRIEX)	1.29%	$1,000.00	$1,018.60	$ 6.53
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	28	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2022 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,039.60	$ 6.14
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,040.10	$ 5.63
Class A (MSGAX)	1.51%	$1,000.00	$1,037.80	$ 7.71
Class C (MSGCX)	2.22%	$1,000.00	$1,033.80	$11.32
Investor Class (MISGX)	1.24%	$1,000.00	$1,039.00	$ 6.34

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,019.05	$ 6.07
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.55	$ 5.57
Class A (MSGAX)	1.51%	$1,000.00	$1,017.50	$ 7.64
Class C (MSGCX)	2.22%	$1,000.00	$1,013.94	$11.21
Investor Class (MISGX)	1.24%	$1,000.00	$1,018.85	$ 6.28
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	29	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Performance Disclosure
December 31, 2022 (Unaudited)

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.arrowmarkpartners.com/meridian/.
Performance prior to September 5, 2013 reflects each Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.arrowmarkpartners.com/meridian/.

Meridian Funds	30	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments
December 31, 2022 (Unaudited)
	Shares	Value
Common Stocks - 90.5%
Communication Services - 5.6%
Interactive Media & Services - 5.6%
Cargurus, Inc.[1]	1,329,400	$ 18,624,894
Ziff Davis, Inc.[1,2]	464,494	36,741,475
ZipRecruiter, Inc. Class A1	997,128	16,372,842
Total Communication Services		71,739,211
Consumer Discretionary - 14.1%
Auto Components - 0.5%
Fox Factory Holding Corp.[1]	66,331	6,051,377
Diversified Consumer Services - 3.7%
Frontdoor, Inc.[1]	1,622,668	33,751,495
Grand Canyon Education, Inc.[1]	128,805	13,609,536
		47,361,031
Hotels, Restaurants & Leisure - 2.6%
Churchill Downs, Inc.	123,555	26,123,233
Sportradar Holding AG Class A (Switzerland)[1,2]	771,930	7,688,423
		33,811,656
Internet & Direct Marketing Retail - 0.5%
Farfetch Ltd. Class A (United Kingdom)[1]	1,486,842	7,032,763
Specialty Retail - 2.0%
Floor & Decor Holdings, Inc. Class A1	122,875	8,555,786
Sally Beauty Holdings, Inc.[1,2]	1,405,636	17,598,563
		26,154,349
Textiles, Apparel & Luxury Goods - 4.8%
Canada Goose Holdings, Inc. (Canada)[1]	553,905	9,865,048
Carter's, Inc.	114,853	8,569,182
Skechers U.S.A., Inc. Class A1	712,681	29,896,968
Under Armour, Inc. Class C1	1,543,267	13,765,942
		62,097,140
Total Consumer Discretionary		182,508,316
Financials - 2.5%
Capital Markets - 2.5%
LPL Financial Holdings, Inc.	82,833	17,906,010
WisdomTree, Inc.[2]	2,715,558	14,799,791
Total Financials		32,705,801
Health Care - 25.4%
Biotechnology - 4.5%
Agios Pharmaceuticals, Inc.[1]	291,239	8,177,991
C4 Therapeutics, Inc.[1]	987,186	5,824,397
CareDx, Inc.[1]	637,951	7,279,021
Legend Biotech Corp. ADR[1]	173,669	8,669,557
Relay Therapeutics, Inc.[1,2]	498,970	7,454,612
	Shares	Value
SpringWorks Therapeutics, Inc.[1,2]	363,737	$ 9,460,799
Veracyte, Inc.[1]	493,654	11,714,409
		58,580,786
Health Care Equipment & Supplies - 13.5%
Align Technology, Inc.[1]	32,818	6,921,316
Axogen, Inc.[1]	595,527	5,943,359
Cooper Cos., Inc. (The)	89,552	29,612,160
Merit Medical Systems, Inc.[1]	413,126	29,174,958
Nevro Corp. [1]	205,500	8,137,800
Omnicell, Inc.[1]	132,528	6,682,062
QuidelOrtho Corp.[1]	496,356	42,522,819
STERIS Plc[2]	160,411	29,626,308
Teleflex, Inc.	66,242	16,535,990
		175,156,772
Health Care Providers & Services - 3.9%
HealthEquity, Inc.[1]	271,846	16,756,587
Henry Schein, Inc.[1]	303,506	24,241,024
Pediatrix Medical Group, Inc.[1]	639,465	9,502,450
		50,500,061
Health Care Technology - 1.8%
Certara, Inc.[1]	1,070,214	17,198,339
Doximity, Inc. Class A1,2	162,489	5,453,131
		22,651,470
Life Sciences Tools & Services - 1.0%
Bio-Techne Corp.	119,484	9,902,834
Stevanato Group SpA (Italy)	203,445	3,655,907
		13,558,741
Pharmaceuticals - 0.7%
Arvinas, Inc.[1]	247,281	8,459,483
Total Health Care		328,907,313
Industrials - 21.6%
Aerospace & Defense - 0.4%
Rocket Lab U.S.A., Inc.[1,2]	1,357,623	5,118,239
Air Freight & Logistics - 2.6%
CH Robinson Worldwide, Inc.[2]	110,442	10,112,070
Forward Air Corp.	225,460	23,648,499
		33,760,569
Commercial Services & Supplies - 5.5%
ACV Auctions, Inc. Class A1	2,545,077	20,895,082
Cimpress Plc (Ireland)[1]	250,821	6,925,168
Ritchie Bros. Auctioneers, Inc. (Canada)	759,583	43,926,685
		71,746,935
Electrical Equipment - 3.1%
Sensata Technologies Holding Plc	984,447	39,751,970
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
	Shares	Value
Machinery - 2.8%
John Bean Technologies Corp.	112,132	$ 10,241,015
Middleby Corp. (The)[1]	51,698	6,922,362
Tennant Co.	303,331	18,676,090
		35,839,467
Marine - 2.5%
Kirby Corp.[1]	259,023	16,668,130
Matson, Inc.	259,837	16,242,411
		32,910,541
Professional Services - 4.1%
Alight, Inc. Class A1	3,905,269	32,648,049
Sterling Check Corp.[1,2]	170,776	2,641,905
TriNet Group, Inc.[1]	252,619	17,127,568
		52,417,522
Road & Rail - 0.6%
Heartland Express, Inc.	486,413	7,461,575
Total Industrials		279,006,818
Information Technology - 19.9%
Electronic Equipment, Instruments & Components - 2.1%
Trimble, Inc.[1]	542,019	27,404,481
IT Services - 2.8%
Euronet Worldwide, Inc.[1]	221,887	20,941,695
Okta, Inc.[1]	228,029	15,581,221
		36,522,916
Semiconductors & Semiconductor Equipment - 4.0%
GLOBALFOUNDRIES, Inc.[1,2]	485,185	26,146,620
ON Semiconductor Corp.[1]	406,392	25,346,669
		51,493,289
Software - 11.0%
8x8, Inc.[1,2]	1,677,773	7,247,979
Consensus Cloud Solutions, Inc.[1]	186,437	10,022,853
DocuSign, Inc.[1]	203,997	11,305,514
Dynatrace, Inc.[1]	356,512	13,654,409
Momentive Global, Inc.[1]	3,736,997	26,158,979
Monday.com Ltd.[1,2]	136,394	16,640,068
N-able, Inc.[1]	1,710,274	17,581,617
Qualtrics International, Inc. Class A1	874,584	9,078,182
Smartsheet, Inc. Class A1	408,444	16,076,356
Sumo Logic, Inc.[1]	929,753	7,530,999
Tenable Holdings, Inc.[1]	189,432	7,226,831
		142,523,787
Total Information Technology		257,944,473
	Shares	Value
Materials - 1.4%
Containers & Packaging - 1.4%
Graphic Packaging Holding Co.	797,219	$ 17,738,123
Total Materials		17,738,123
Total Common Stocks - 90.5% (Cost $1,052,688,828)		1,170,550,055
Preferred Stocks - 3.1%
Communication Services - 1.1%
Interactive Media & Services - 1.1%
Evolve Vacation Rental Network, Inc. Series 9 Acquisition Date: 5/29/20, Cost $4,499,999[1,3,4]	776,451	13,914,002
Total Communication Services		13,914,002
Health Care - 0.6%
Health Care Providers & Services - 0.6%
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $8,500,136[1,3,4]	31,619	7,163,601
Pharmaceuticals - 0.0%
Capsule Corp. Series D Acquisition Date: 4/8/21, Cost $2,999,993[1,3,4]	207,016	606,557
Total Health Care		7,770,158
Information Technology - 0.9%
IT Services - 0.5%
Skyryse, Inc. Series B Acquisition Date: 10/21/21, Cost $7,164,990[1,3,4]	290,316	7,330,479
Software - 0.4%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $7,369,692[1,3,4]	167,493	4,869,021
Total Information Technology		12,199,500
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Apartment List, Inc. Series D Acquisition Date: 11/2/20 - 12/21/20, Cost $8,399,997[1,3,4]	2,299,479	6,254,583
Total Real Estate		6,254,583
Total Preferred Stocks - 3.1% (Cost $38,934,807)		40,138,243

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
	Shares	Value
Private Investment Fund - 0.3%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $4,037,882[1,3,5]	4,038	$ 3,867,443
Total Private Investment Fund - 0.3% (Cost $4,037,882)		3,867,443
	Shares/ Principal Amount
Short-Term Investments - 2.8%[6]
Money Market Funds - 0.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Class, 4.36% (Cost $1,399,000)	1,399,000	1,399,000
Repurchase Agreements - 2.7%
Bank of America Securities, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $8,473,910 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 6.50%, 5/1/37 - 5/1/58, totaling $8,639,260)	$ 8,469,863	8,469,863
Daiwa Capital Markets America, Inc., dated 12/30/22, due 1/3/23, 4.26% total to be received $1,108,339 (collateralized by various U.S. Treasury Obligations, 0.00% - 7.13%, 1/3/23 - 11/15/43, totaling $1,129,972)	1,107,815	1,107,815
National Bank Financial, Inc., dated 12/30/22, due 1/3/23, 4.34% total to be received $8,473,947 (collateralized by various U.S. Treasury Obligations, 0.00% - 4.44%, 2/16/23 - 11/15/52, totaling $8,639,261)	8,469,863	8,469,863
	Shares/ Principal Amount	Value
Nomura Securities International, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $8,473,910 (collateralized by various U.S. Government Sponsored Agency, 1.97% - 9.00%, 2/1/23 - 7/1/60, totaling $8,639,260)	$ 8,469,863	$ 8,469,863
RBC Dominion Securities, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $8,473,910 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.00%, 9/1/24 - 10/20/52, totaling $8,639,260)	8,469,863	8,469,863
Total Repurchase Agreements (Cost $34,987,267)		34,987,267
Total Short-Term Investments - 2.8% (Cost $36,386,267)		36,386,267
Total Investments - 96.7% (Cost $1,132,047,784)		1,250,942,008
Cash and Other Assets, Less Liabilities - 3.3%		42,775,613
Net Assets - 100.0%		$1,293,717,621

The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
ADR—American Depositary Receipt
Plc—Public Limited Company
SpA—Società per Azioni
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2022. Total value of such securities at period-end amounts to $61,568,994 and represents 4.76% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $44,005,686 and represents 3.40% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[6]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments
December 31, 2022 (Unaudited)
	Shares	Value
Common Stocks - 93.0%
Communication Services - 3.5%
Interactive Media & Services - 3.5%
Cars.com, Inc.[1]	825,000	$ 11,360,250
Pinterest, Inc. Class A1	353,000	8,570,840
Total Communication Services		19,931,090
Consumer Discretionary - 7.2%
Auto Components - 3.2%
Aptiv Plc[1]	127,000	11,827,510
Mobileye Global, Inc. Class A (Israel)[1,2]	195,000	6,836,700
		18,664,210
Hotels, Restaurants & Leisure - 2.2%
Bowlero Corp.[1,2]	731,803	9,864,704
PlayAGS, Inc.[1]	603,622	3,078,472
		12,943,176
Internet & Direct Marketing Retail - 0.6%
PetMed Express, Inc.[2]	177,000	3,132,900
Textiles, Apparel & Luxury Goods - 1.2%
Skechers U.S.A., Inc. Class A1	160,000	6,712,000
Total Consumer Discretionary		41,452,286
Consumer Staples - 5.2%
Beverages - 2.9%
Molson Coors Beverage Co. Class B	294,000	15,146,880
Vintage Wine Estates, Inc.[1,2]	546,846	1,782,718
		16,929,598
Food Products - 1.3%
Lancaster Colony Corp.	37,000	7,300,100
Personal Products - 1.0%
Honest Co., Inc. (The)[1]	2,035,000	6,125,350
Total Consumer Staples		30,355,048
Energy - 5.6%
Oil, Gas & Consumable Fuels - 5.6%
APA Corp.	245,000	11,436,600
California Resources Corp.	219,000	9,528,690
Cameco Corp. (Canada)	516,000	11,697,720
Total Energy		32,663,010
Financials - 10.3%
Banks - 5.7%
First Citizens BancShares, Inc. Class A	23,700	17,973,132
First Interstate BancSystem, Inc. Class A	305,000	11,788,250
Texas Capital Bancshares, Inc.[1]	52,000	3,136,120
		32,897,502
	Shares	Value
Insurance - 4.6%
American International Group, Inc.	245,000	$ 15,493,800
Axis Capital Holdings Ltd.	211,000	11,429,870
		26,923,670
Total Financials		59,821,172
Health Care - 11.5%
Biotechnology - 3.0%
Albireo Pharma, Inc.[1]	150,750	3,257,708
Heron Therapeutics, Inc.[1]	594,000	1,485,000
Legend Biotech Corp. ADR[1]	187,821	9,376,024
SpringWorks Therapeutics, Inc.[1]	117,000	3,043,170
		17,161,902
Health Care Equipment & Supplies - 3.7%
Align Technology, Inc.[1]	14,000	2,952,600
Paragon 28, Inc.[1]	261,000	4,987,710
QuidelOrtho Corp.[1]	103,000	8,824,010
Sight Sciences, Inc.[1]	406,000	4,957,260
		21,721,580
Health Care Providers & Services - 3.0%
Acadia Healthcare Co., Inc.[1]	122,000	10,043,040
Aveanna Healthcare Holdings, Inc.[1]	1,081,000	843,180
Tenet Healthcare Corp.[1]	133,000	6,489,070
		17,375,290
Pharmaceuticals - 1.8%
Perrigo Co. Plc	258,000	8,795,220
RVL Pharmaceuticals Plc[1]	1,623,000	1,817,760
		10,612,980
Total Health Care		66,871,752
Industrials - 14.8%
Commercial Services & Supplies - 1.6%
ACV Auctions, Inc. Class A1	521,000	4,277,410
Driven Brands Holdings, Inc.[1]	190,500	5,202,555
		9,479,965
Electrical Equipment - 0.3%
American Superconductor Corp.[1]	564,000	2,075,520
Machinery - 3.9%
CNH Industrial, N.V. (United Kingdom)	687,006	11,033,316
Toro Co. (The)	101,000	11,433,200
		22,466,516
Professional Services - 3.8%
CACI International, Inc. Class A1	65,000	19,538,350
Planet Labs PBC[1,2]	519,000	2,257,650
		21,796,000
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
	Shares	Value
Road & Rail - 2.1%
U-Haul Holding Co. Series N Non-Voting	195,000	$ 10,721,100
U-Haul Holding Co.	23,000	1,384,370
		12,105,470
Trading Companies & Distributors - 3.1%
Custom Truck One Source, Inc.[1,2]	1,172,000	7,407,040
Univar Solutions, Inc.[1]	327,000	10,398,600
		17,805,640
Total Industrials		85,729,111
Information Technology - 18.0%
Communications Equipment - 2.6%
Juniper Networks, Inc.	468,000	14,957,280
Electronic Equipment, Instruments & Components - 3.6%
nLight, Inc.[1]	288,000	2,920,320
Rogers Corp.[1]	50,000	5,967,000
Trimble, Inc.[1]	238,156	12,041,167
		20,928,487
IT Services - 1.0%
Okta, Inc.[1]	86,000	5,876,380
Semiconductors & Semiconductor Equipment - 10.1%
Advanced Micro Devices, Inc.[1]	183,000	11,852,910
Ambarella, Inc.[1]	106,000	8,716,380
GLOBALFOUNDRIES, Inc.[1,2]	200,000	10,778,000
Micron Technology, Inc.	172,000	8,596,560
NVIDIA Corp.	16,000	2,338,240
ON Semiconductor Corp.[1]	49,000	3,056,130
PDF Solutions, Inc.[1]	171,000	4,876,920
SMART Global Holdings, Inc.[1]	568,000	8,451,840
		58,666,980
Software - 0.7%
Cerence, Inc.[1]	30,250	560,533
Clear Secure, Inc. Class A2	126,200	3,461,666
		4,022,199
Total Information Technology		104,451,326
Materials - 2.5%
Chemicals - 0.5%
Olin Corp.	59,000	3,123,460
Metals & Mining - 2.0%
Newmont Corp.	242,000	11,422,400
Total Materials		14,545,860
Real Estate - 9.2%
Equity Real Estate Investment Trusts (REITS) - 7.6%
Alexander & Baldwin, Inc.	724,000	13,560,520
Farmland Partners, Inc.[2]	490,000	6,105,400
NETSTREIT Corp.[2]	301,000	5,517,330
	Shares	Value
VICI Properties, Inc.[2]	575,000	$ 18,630,000
		43,813,250
Real Estate Management & Development - 1.6%
DigitalBridge Group, Inc.	870,750	9,526,005
Total Real Estate		53,339,255
Utilities - 5.2%
Electric Utilities - 3.7%
ALLETE, Inc.	112,000	7,225,120
Avangrid, Inc.[2]	334,000	14,355,320
		21,580,440
Independent Power & Renewable Electricity Producers - 1.5%
Brookfield Renewable Corp. Class A	308,800	8,504,352
Total Utilities		30,084,792
Total Common Stocks - 93.0% (Cost $449,771,384)		539,244,702
Warrants - 0.0%
Information Technology - 0.0%
Software - 0.0%
KLDiscovery, Inc., Strike Price $11.50, Expires 12/19/24[1]	450,000	13,500
Total Information Technology		13,500
Total Warrants - 0.0% (Cost $250,695)		13,500
Preferred Stocks - 1.1%
Information Technology - 1.1%
Software - 1.1%
Casters Holdings, Inc. dba Fyllo Compliance Cloud Series C Acquisition Date: 10/25/21, Cost $3,000,000[1,3,4]	2,821,405	3,724,255
Fyllo Series C-2 Shares Acquisition Date: 10/21/22, Cost $3,000,000[1,3,4]	2,272,727	3,000,000
Total Information Technology		6,724,255
Total Preferred Stocks - 1.1% (Cost $6,000,000)		6,724,255

The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
	Shares/ Principal Amount	Value
Short-Term Investments - 4.6%[5]
Money Market Funds - 0.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Class, 4.36% (Cost $831,000)	831,000	$ 831,000
Repurchase Agreements - 4.5%
Bank of America Securities, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $6,204,634 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 6.50%, 5/1/37 - 5/1/58, totaling $6,325,704)	$ 6,201,671	6,201,671
Citigroup Global Markets, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $6,204,634 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 5.50%, 8/28/23 - 12/1/52, totaling $6,325,704)	6,201,671	6,201,671
Daiwa Capital Markets America, Inc., dated 12/30/22, due 1/3/23, 4.26% total to be received $1,004,993 (collateralized by various U.S. Treasury Obligations, 0.00% - 7.13%, 1/3/23 - 11/15/43, totaling $1,024,609)	1,004,518	1,004,518
	Shares/ Principal Amount	Value
Nomura Securities International, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $6,204,634 (collateralized by various U.S. Government Sponsored Agency, 1.97% - 9.00%, 2/1/23 - 7/1/60, totaling $6,325,704)	$ 6,201,671	$ 6,201,671
RBC Dominion Securities, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $6,204,634 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.00%, 9/1/24 - 10/20/52, totaling $6,325,704)	6,201,671	6,201,671
Total Repurchase Agreements (Cost $25,811,202)		25,811,202
Total Short-Term Investments - 4.6% (Cost $26,642,202)		26,642,202
Total Investments - 98.7% (Cost $482,664,281)		572,624,659
Cash and Other Assets, Less Liabilities - 1.3%		7,314,916
Net Assets - 100.0%		$579,939,575
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
PBC—Public Benefit Corporation
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2022. Total value of such securities at period-end amounts to
$51,996,269 and represents 8.97% of net assets. Securities loaned with a value of $824,850 are pending settlement as of December 31, 2022.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $6,724,255 and represents 1.16% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Schedule of Investments
December 31, 2022 (Unaudited)
	Shares	Value
Common Stocks - 127.0%
Communication Services - 16.9%
Diversified Telecommunication Services - 0.5%
Starry, Inc. Acquisition Date: 3/28/22, Cost $1,250,003[1,2]	166,667	$ 8,083
Verizon Communications, Inc.	5,892	232,145
		240,228
Entertainment - 6.2%
Live Nation Entertainment, Inc.[2,3]	26,300	1,834,162
Madison Square Garden Entertainment Corp.[2,4]	7,855	353,239
Walt Disney Co. (The)[2]	9,050	786,264
		2,973,665
Interactive Media & Services - 6.4%
Alphabet, Inc. Class C2,3	18,400	1,632,632
IAC, Inc.[2]	4,170	185,148
Pinterest, Inc. Class A2,3	50,700	1,230,996
		3,048,776
Media - 3.8%
Boston Omaha Corp. Class A2	9,662	256,043
Liberty Broadband Corp. Class C2	7,553	576,067
Liberty Media Corp.-Liberty SiriusXM Class A2,4	12,951	509,104
Liberty Media Corp.-Liberty SiriusXM Class C2	799	31,265
Paramount Global Class B3	24,400	411,872
		1,784,351
Total Communication Services		8,047,020
Consumer Discretionary - 14.9%
Automobiles - 0.2%
Rivian Automotive, Inc. Class A2	4,170	76,853
Hotels, Restaurants & Leisure - 1.8%
Airbnb, Inc. Class A2,3	9,800	837,900
Internet & Direct Marketing Retail - 1.2%
Amazon.com, Inc.[2]	7,100	596,400
Multiline Retail - 0.8%
Target Corp.	2,538	378,264
Specialty Retail - 6.5%
Advance Auto Parts, Inc.	1,717	252,450
Home Depot, Inc. (The)	1,148	362,607
Lowe's Cos., Inc.	1,853	369,192
Sally Beauty Holdings, Inc.[2,3]	170,000	2,128,400
		3,112,649
Textiles, Apparel & Luxury Goods - 4.4%
Hanesbrands, Inc.[4]	33,000	209,880
Levi Strauss & Co. Class A3	89,000	1,381,280
	Shares	Value
NIKE, Inc. Class B	4,197	$ 491,091
		2,082,251
Total Consumer Discretionary		7,084,317
Consumer Staples - 19.1%
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	773	352,875
Food Products - 12.8%
Dole Plc[4]	91,100	879,115
Lamb Weston Holdings, Inc.[3]	58,500	5,227,560
		6,106,675
Personal Products - 5.5%
Coty, Inc. Class A2,3	308,000	2,636,480
Total Consumer Staples		9,096,030
Financials - 15.1%
Banks - 13.2%
Bank of America Corp.[3]	24,200	801,504
Citigroup, Inc.[3]	24,200	1,094,566
JPMorgan Chase & Co.	4,000	536,400
U.S. Bancorp	17,777	775,255
Wells Fargo & Co.[3]	74,700	3,084,363
		6,292,088
Capital Markets - 1.9%
Intercontinental Exchange, Inc.	6,664	683,660
S&P Global, Inc.	690	231,108
		914,768
Total Financials		7,206,856
Health Care - 5.3%
Health Care Equipment & Supplies - 4.6%
Alcon, Inc. (Switzerland)[3]	9,700	664,935
Align Technology, Inc.[2,3]	7,300	1,539,570
		2,204,505
Pharmaceuticals - 0.7%
Johnson & Johnson	1,775	313,554
Total Health Care		2,518,059
Industrials - 16.0%
Aerospace & Defense - 9.5%
Boeing Co. (The)[2]	2,054	391,266
Maxar Technologies, Inc.[3]	77,800	4,025,372
Rocket Lab U.S.A., Inc.[2,4]	21,593	81,406
		4,498,044
Commercial Services & Supplies - 1.6%
ACV Auctions, Inc. Class A2	30,819	253,024
GFL Environmental, Inc. (Canada)	17,526	512,285
		765,309
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
	Shares	Value
Construction & Engineering - 2.3%
WillScot Mobile Mini Holdings Corp.[2,3]	24,400	$ 1,102,148
Industrial Conglomerates - 1.0%
General Electric Co.[3]	5,751	481,876
Professional Services - 1.6%
Alight, Inc. Class A2	33,940	283,738
CACI International, Inc. Class A2	840	252,496
Dun & Bradstreet Holdings, Inc.	19,269	236,238
		772,472
Total Industrials		7,619,849
Information Technology - 30.8%
IT Services - 3.1%
PayPal Holdings, Inc.[2]	1,667	118,724
Twilio, Inc. Class A2,3	9,700	474,912
Visa, Inc. Class A	4,294	892,121
		1,485,757
Semiconductors & Semiconductor Equipment - 11.4%
Allegro MicroSystems, Inc. (Japan)[2]	11,599	348,202
GLOBALFOUNDRIES, Inc.[2,4]	3,857	207,854
NVIDIA Corp.	753	110,043
ON Semiconductor Corp.[2,3]	64,400	4,016,628
QUALCOMM, Inc.[3]	6,800	747,592
		5,430,319
Software - 14.6%
Alkami Technology, Inc.[2]	17,923	261,497
Microsoft Corp.	3,849	923,067
N-able, Inc.[2]	22,277	229,008
Salesforce, Inc.[2]	3,229	428,133
ServiceNow, Inc.[2,3]	3,500	1,358,945
Splunk, Inc.[2,3]	11,800	1,015,862
Workday, Inc. Class A2,3	6,300	1,054,179
Zoom Video Communications, Inc. Class A2,3	24,300	1,646,082
		6,916,773
Technology Hardware, Storage & Peripherals - 1.7%
Apple, Inc.	6,155	799,719
Total Information Technology		14,632,568
Materials - 1.3%
Chemicals - 1.3%
Huntsman Corp.[3]	23,000	632,040
Total Materials		632,040
Real Estate - 6.0%
Equity Real Estate Investment Trusts (REITS) - 2.6%
Alexandria Real Estate Equities, Inc.	2,549	371,313
American Tower Corp.	1,721	364,611
	Shares	Value
Equinix, Inc.	772	$ 505,683
		1,241,607
Real Estate Management & Development - 3.4%
DigitalBridge Group, Inc.[3]	146,000	1,597,240
Total Real Estate		2,838,847
Utilities - 1.6%
Independent Power & Renewable Electricity Producers - 1.6%
Vistra Corp.	33,609	779,729
Total Utilities		779,729
Total Common Stocks - 127.0% (Cost $61,648,970)		60,455,315
Warrants - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Granite Ridge Resources, Inc., Strike Price $11.50, Expires 9/25/28[2]	4,325	4,974
Total Energy		4,974
Total Warrants - 0.0% (Cost $3,409)		4,974
	Shares/ Principal Amount
Short-Term Investments - 2.4%[5]
Repurchase Agreements - 2.4%
Bank of America Securities, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $262,002 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 6.50%, 5/1/37 - 5/1/58, totaling $267,115)	$ 261,877	261,877
Citigroup Global Markets, Inc., dated 12/30/22, due 1/3/23, 4.25% total to be received $77,539 (collateralized by various U.S. Treasury Obligations, 0.00% - 4.50%, 4/11/23 - 10/31/29, totaling $79,052)	77,502	77,502

The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
	Shares/ Principal Amount	Value
Daiwa Capital Markets America, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $262,002 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 6.00%, 8/1/23 - 1/1/53, totaling $267,115)	$ 261,877	$ 261,877
RBC Dominion Securities, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $262,002 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.00%, 9/1/24 - 10/20/52, totaling $267,115)	261,877	261,877
Truist Securities, Inc., dated 12/30/22, due 1/3/23, 4.32% total to be received $262,003 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 1.50% - 6.50%, 5/31/24 - 12/1/52, totaling $267,116)	261,877	261,877
Total Repurchase Agreements (Cost $1,125,010)		1,125,010
Total Short-Term Investments - 2.4% (Cost $1,125,010)		1,125,010
Total Investments - 129.4% (Cost $62,777,389)		61,585,299
Liabilities in Excess of Other Assets - (29.4)%		(14,006,863)
Net Assets - 100.0%		$47,578,436
Value
Call Options Written - (32.9)%
Total Call Options Written - (32.9)% (Premium received $(15,749,973))	$(15,631,180)

The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
Plc—Public Limited Company
[1]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $8,083 and represents 0.02% of net assets.
[2]	Non-income producing securities.
[3]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[4]	All or portion of this security is on loan at December 31, 2022. Total value of such securities at period-end amounts to $2,212,932 and represents 4.65% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Coty, Inc. Class A	7.00	1/20/23	3,080	$ 2,636,480	$ (1,383,614)	$ (492,800)
General Electric Co.	7.00	1/20/23	415	3,477,285	(221,017)	(145,250)
Huntsman Corp.	27.00	1/20/23	230	632,040	(170,964)	(27,600)
ON Semiconductor Corp.	32.00	1/20/23	644	4,016,628	(937,436)	(1,977,080)
Paramount Global Class B	37.00	1/20/23	244	411,872	(419,081)	(244)
Pinterest, Inc. Class A	10.00	1/20/23	200	485,600	(173,896)	(291,000)
QUALCOMM, Inc.	160.00	1/20/23	68	747,592	(290,952)	(68)
Wells Fargo & Co.	42.50	1/20/23	246	1,015,734	(223,606)	(19,926)
Wells Fargo & Co.	27.50	1/20/23	385	1,589,665	(327,555)	(525,525)
WillScot Mobile Mini Holdings Corp.	30.00	1/20/23	244	1,102,148	(194,483)	(436,760)
Alcon, Inc. (Switzerland)	62.50	2/17/23	97	664,935	(94,769)	(94,090)
Alphabet, Inc. Class C	90.00	6/16/23	63	558,999	(167,291)	(54,747)
Citigroup, Inc.	40.00	6/16/23	242	1,094,566	(301,331)	(173,030)
Pinterest, Inc. Class A	10.00	6/16/23	107	259,796	(144,231)	(158,895)
Workday, Inc. Class A	120.00	6/16/23	63	1,054,179	(330,178)	(343,350)
ServiceNow, Inc.	250.00	8/18/23	10	388,270	(155,424)	(158,300)
DigitalBridge Group, Inc.	10.00	10/20/23	1,460	1,597,240	(627,290)	(481,800)
Airbnb, Inc. Class A	65.00	1/19/24	98	837,900	(515,960)	(314,090)
Align Technology, Inc.	120.00	1/19/24	73	1,539,570	(733,917)	(810,300)
Bank of America Corp.	25.00	1/19/24	242	801,504	(231,369)	(238,370)
Lamb Weston Holdings, Inc.	45.00	1/19/24	585	5,227,560	(994,441)	(2,837,250)
Levi Strauss & Co. Class A	20.00	1/19/24	890	1,381,280	(612,832)	(146,850)
Live Nation Entertainment, Inc.	50.00	1/19/24	263	1,834,162	(865,997)	(712,730)
Maxar Technologies, Inc.	17.50	1/19/24	778	4,025,372	(967,280)	(2,777,460)
Pinterest, Inc. Class A	10.00	1/19/24	200	485,600	(190,320)	(310,000)
Sally Beauty Holdings, Inc.	12.50	1/19/24	1,700	2,128,400	(1,342,714)	(493,000)
ServiceNow, Inc.	300.00	1/19/24	9	349,443	(163,866)	(120,960)
Splunk, Inc.	90.00	1/19/24	118	1,015,862	(440,686)	(212,990)
Twilio, Inc. Class A	70.00	1/19/24	97	474,912	(485,616)	(74,205)
Zoom Video Communications, Inc. Class A	70.00	1/19/24	243	1,646,082	(1,253,662)	(403,380)
Alphabet, Inc. Class C	68.00	6/21/24	58	514,634	(182,094)	(189,660)
Alphabet, Inc. Class C	70.00	1/17/25	63	558,999	(203,645)	(198,450)
ServiceNow, Inc.	300.00	1/17/25	16	621,232	(251,749)	(260,800)
Wells Fargo & Co.	32.50	1/17/25	116	478,964	(150,707)	(150,220)
				Total	$(15,749,973)	$(15,631,180)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2022 (Unaudited)
	Shares	Value
Common Stocks - 90.6%
Communication Services - 1.8%
Entertainment - 0.5%
Reservoir Media, Inc.[1]	611,547	$ 3,650,935
Interactive Media & Services - 1.3%
ZipRecruiter, Inc. Class A1	525,642	8,631,042
Total Communication Services		12,281,977
Consumer Discretionary - 13.6%
Auto Components - 1.8%
Stoneridge, Inc.[1]	577,744	12,456,161
Diversified Consumer Services - 3.6%
Frontdoor, Inc.[1]	852,020	17,722,016
Grand Canyon Education, Inc.[1]	67,248	7,105,424
		24,827,440
Hotels, Restaurants & Leisure - 2.1%
NeoGames S.A. (Israel)[1]	588,061	7,168,463
PlayAGS, Inc.[1]	1,443,176	7,360,198
		14,528,661
Internet & Direct Marketing Retail - 0.6%
Farfetch Ltd. Class A (United Kingdom)[1]	830,695	3,929,187
Leisure Products - 0.5%
Clarus Corp.[2]	455,038	3,567,498
Specialty Retail - 1.3%
Sally Beauty Holdings, Inc.[1]	745,269	9,330,768
Textiles, Apparel & Luxury Goods - 3.7%
Canada Goose Holdings, Inc. (Canada)[1,2]	301,389	5,367,738
Carter's, Inc.	58,695	4,379,234
Skechers U.S.A., Inc. Class A1	368,421	15,455,261
		25,202,233
Total Consumer Discretionary		93,841,948
Consumer Staples - 2.3%
Personal Products - 1.0%
Beauty Health Co. (The)[1,2]	757,843	6,896,371
Tobacco - 1.3%
Turning Point Brands, Inc.	424,739	9,187,105
Total Consumer Staples		16,083,476
Energy - 0.2%
Energy Equipment & Services - 0.2%
NCS Multistage Holdings, Inc.[1]	45,835	1,145,875
Total Energy		1,145,875
Financials - 2.4%
Capital Markets - 2.4%
FinServ Acquisition Corp.[1]	816,667	8,191,170
	Shares	Value
FinServ Acquisition Corp. Founder Shares Acquisition Date: 2/22/21, Cost $0[1,3,4]	83,833	$ 417,915
FinServ Acquisition Corp. Private Placement Units Acquisition Date: 2/12/21, Cost $208,330[1,3,4]	20,833	104,477
WisdomTree, Inc.	1,434,218	7,816,488
Total Financials		16,530,050
Health Care - 26.7%
Biotechnology - 7.7%
4D Molecular Therapeutics, Inc.[1]	210,158	4,667,609
Albireo Pharma, Inc.[1,2]	250,189	5,406,584
C4 Therapeutics, Inc.[1]	496,327	2,928,329
CareDx, Inc.[1]	361,192	4,121,201
Centrexion Therapeutics Corp. (Dividend Shares) Acquisition Date: 3/14/19, Cost $0[1,3,4]	17,318	1,039
Erasca, Inc.[1,2]	506,719	2,183,959
Heron Therapeutics, Inc.[1,2]	1,221,092	3,052,730
Inhibrx, Inc.[1,2]	171,572	4,227,534
Kiniksa Pharmaceuticals Ltd. Class A1	285,167	4,271,802
Nuvalent, Inc. Class A1,2	130,671	3,891,382
PMV Pharmaceuticals, Inc.[1,2]	402,815	3,504,490
Relay Therapeutics, Inc.[1]	232,767	3,477,539
SpringWorks Therapeutics, Inc.[1,2]	204,060	5,307,601
Veracyte, Inc.[1]	257,890	6,119,730
		53,161,529
Health Care Equipment & Supplies - 13.2%
Artivion, Inc.[1]	253,215	3,068,966
Axogen, Inc.[1]	314,436	3,138,071
Cardiovascular Systems, Inc.[1]	378,151	5,150,417
Merit Medical Systems, Inc.[1]	265,890	18,777,152
Nevro Corp. [1]	108,562	4,299,055
Omnicell, Inc.[1]	90,906	4,583,481
Paragon 28, Inc.[1,2]	199,363	3,809,827
QuidelOrtho Corp.[1]	257,419	22,053,086
Sight Sciences, Inc.[1,2]	564,926	6,897,746
Silk Road Medical, Inc.[1]	75,521	3,991,285
Sonendo, Inc.[1,2]	3,904,929	11,050,949
TransMedics Group, Inc.[1]	63,849	3,940,760
		90,760,795
Health Care Providers & Services - 2.3%
HealthEquity, Inc.[1]	144,718	8,920,418
Pediatrix Medical Group, Inc.[1]	467,997	6,954,435
		15,874,853
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
	Shares	Value
Health Care Technology - 1.3%
Certara, Inc.[1]	561,432	$ 9,022,212
Life Sciences Tools & Services - 0.9%
MaxCyte, Inc.[1]	1,146,933	6,262,254
Pharmaceuticals - 1.3%
Arvinas, Inc.[1]	114,062	3,902,061
DICE Therapeutics, Inc.[1]	166,500	5,194,800
		9,096,861
Total Health Care		184,178,504
Industrials - 27.4%
Aerospace & Defense - 1.3%
Byrna Technologies, Inc.[1,2]	673,002	5,276,336
Rocket Lab U.S.A., Inc.[1,2]	939,550	3,542,103
		8,818,439
Air Freight & Logistics - 1.8%
Forward Air Corp.	117,401	12,314,191
Commercial Services & Supplies - 9.9%
ACV Auctions, Inc. Class A1	1,473,061	12,093,831
Cimpress Plc (Ireland)[1]	140,787	3,887,129
Heritage-Crystal Clean, Inc.[1]	597,303	19,400,401
Ritchie Bros. Auctioneers, Inc. (Canada)[2]	395,547	22,874,483
SP Plus Corp.[1]	287,722	9,989,708
		68,245,552
Machinery - 3.3%
John Bean Technologies Corp.	63,806	5,827,402
Kadant, Inc.	32,654	5,800,330
Tennant Co.	181,259	11,160,117
		22,787,849
Marine - 2.5%
Kirby Corp.[1]	135,229	8,701,986
Matson, Inc.	135,880	8,493,859
		17,195,845
Professional Services - 6.2%
Alight, Inc. Class A1,2	2,192,586	18,330,019
Forrester Research, Inc.[1]	138,185	4,941,496
Legalzoom.com, Inc.[1,2]	668,412	5,173,509
TriNet Group, Inc.[1]	135,739	9,203,104
TrueBlue, Inc.[1]	266,551	5,219,068
		42,867,196
Road & Rail - 0.6%
Heartland Express, Inc.	265,424	4,071,604
Trading Companies & Distributors - 1.8%
Hudson Technologies, Inc.[1]	1,203,713	12,181,576
Total Industrials		188,482,252
	Shares	Value
Information Technology - 14.4%
Electronic Equipment, Instruments & Components - 1.2%
Mirion Technologies, Inc.[1,2]	1,286,035	$ 8,500,691
IT Services - 1.6%
International Money Express, Inc.[1]	470,411	11,463,916
Semiconductors & Semiconductor Equipment - 1.5%
Allegro MicroSystems, Inc. (Japan)[1]	337,625	10,135,503
Software - 10.1%
8x8, Inc.[1,2]	951,485	4,110,415
Alkami Technology, Inc.[1]	546,200	7,969,058
Asure Software, Inc.[1]	974,705	9,103,745
Consensus Cloud Solutions, Inc.[1,2]	191,346	10,286,761
Momentive Global, Inc.[1]	1,882,386	13,176,702
Monday.com Ltd.[1,2]	71,584	8,733,248
PagerDuty, Inc.[1]	211,675	5,622,088
Sumo Logic, Inc.[1]	486,784	3,942,950
Upland Software, Inc.[1]	677,634	4,831,530
Vertex, Inc. Class A1	106,956	1,551,932
		69,328,429
Total Information Technology		99,428,539
Materials - 1.1%
Containers & Packaging - 1.1%
Ranpak Holdings Corp.[1]	1,277,458	7,370,933
Total Materials		7,370,933
Utilities - 0.7%
Water Utilities - 0.7%
Pure Cycle Corp.[1]	442,773	4,640,261
Total Utilities		4,640,261
Total Common Stocks - 90.6% (Cost $589,570,726)		623,983,815
Warrants - 0.0%
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Beta Bionics, Inc. Strike Price $0.01, Expires 2/16/32[1,3,4]	2,157	206,662
Total Health Care		206,662
Total Warrants - 0.0% (Cost $239,997)		206,662

The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
	Shares	Value
Preferred Stocks - 6.1%
Communication Services - 1.2%
Internet & Direct Marketing Retail - 1.2%
Evolve Vacation Rental Network, Inc. Series 8 Acquisition Date: 6/15/18, Cost $3,999,999[1,3,4]	470,013	$ 8,422,633
Total Communication Services		8,422,633
Health Care - 3.0%
Biotechnology - 1.1%
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007[1,3,4]	1,663,893	499,168
DNA Script Series C Acquisition Date: 10/8/21, Cost $3,431,721[1,3,4]	3,955	1,815,108
Neurogene, Inc. Series B Acquisition Date: 3/4/22, Cost $3,000,000[1,3,4]	1,229,508	2,557,377
YAP Therapeutics, Inc. Series B Acquisition Date: 1/12/22, Cost $3,000,005[1,3,4]	64,544	2,939,979
		7,811,632
Health Care Equipment & Supplies - 1.0%
Adagio Medical, Inc. Series E Acquisition Date: 11/9/20, Cost $4,000,003[1,3,4]	176,913	3,582,488
Beta Bionics, Inc. Series B Acquisition Date: 10/9/18, Cost $3,999,976[1,3,4]	26,631	2,699,052
Beta Bionics, Inc. Series C Acquisition Date: 2/16/22, Cost $959,987 [1,3,4]	8,628	826,735
		7,108,275
Health Care Providers & Services - 0.8%
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $6,500,041[1,3,4]	24,179	5,477,994
Pharmaceuticals - 0.1%
Capsule Corp. Series D Acquisition Date: 4/8/21, Cost $2,000,000[1,3,4]	138,011	404,372
Total Health Care		20,802,273
	Shares	Value
Information Technology - 1.2%
IT Services - 0.6%
Skyryse, Inc. Series B Acquisition Date: 10/21/21, Cost $4,184,983[1,3,4]	169,570	$ 4,281,643
Software - 0.6%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $5,655,320 [1,3,4]	128,530	3,736,367
Total Information Technology		8,018,010
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
Apartment List, Inc. Series D Acquisition Date: 12/21/20 - 12/24/20, Cost $5,999,998[1,3,4]	1,642,485	4,467,559
Total Real Estate		4,467,559
Total Preferred Stocks - 6.1% (Cost $49,727,039)		41,710,475
Private Investment Fund - 0.4%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $2,917,695[1,3,5]	2,918	2,794,539
Total Private Investment Fund - 0.4% (Cost $2,917,695)		2,794,539
	Shares/ Principal Amount
Short-Term Investments - 7.1%[6]
Money Market Funds - 0.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Class, 4.36% (Cost $1,307,000)	1,307,000	1,307,000
Repurchase Agreements - 6.9%
Bank of America Securities, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $11,303,043 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 6.50%, 5/1/37 - 5/1/58, totaling $11,523,598)	$ 11,297,645	11,297,645

The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2022 (Unaudited)
	Shares/ Principal Amount	Value
Citigroup Global Markets, Inc., dated 12/30/22, due 1/3/23, 4.25% total to be received $2,037,769 (collateralized by various U.S. Treasury Obligations, 0.00% - 4.50%, 4/11/23 - 10/31/29, totaling $2,077,543)	$ 2,036,807	$ 2,036,807
National Bank Financial, Inc., dated 12/30/22, due 1/3/23, 4.34% total to be received $11,303,093 (collateralized by various U.S. Government Sponsored Agency, 0.00% - 4.44%, 2/16/23 - 11/15/52, totaling $11,523,599)	11,297,645	11,297,645
Nomura Securities International, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $11,303,043 (collateralized by various U.S. Government Sponsored Agency, 1.97% - 9.00%, 2/1/23 - 7/1/60, totaling $11,523,598)	11,297,645	11,297,645
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/30/22, due 1/3/23, 4.30% total to be received $11,303,043 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.00%, 9/1/24 - 10/20/52, totaling $11,523,598)	$ 11,297,645	$ 11,297,645
Total Repurchase Agreements (Cost $47,227,387)		47,227,387
Total Short-Term Investments - 7.1% (Cost $48,534,387)		48,534,387
Total Investments - 104.2% (Cost $690,989,844)		717,229,878
Liabilities in Excess of Other Assets - (4.2)%		(28,721,069)
Net Assets - 100.0%		$688,508,809

Plc—Public Limited Company
S.A.—Société Anonyme is the French term for a public limited company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2022. Total value of such securities at period-end amounts to $54,890,233 and represents 7.97% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $45,235,107 and represents 6.57% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[6]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Assets and Liabilities
December 31, 2022 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,215,954,741	$546,813,457	$60,460,289	$670,002,491
Repurchase agreements[3]	34,987,267	25,811,202	1,125,010	47,227,387
Cash	85,377,943	30,517,532	2,769,200	20,908,465
Receivables and other assets:
Fund shares purchased	355,459	32,320	10	999,556
Investments sold	1,492,648	6,000,530	—	216,603
Dividends	256,076	629,755	32,361	75,121
Securities lending interest	49,306	28,705	537	8,555
Prepaid expenses	79,505	54,541	33,227	70,785
Total Assets	1,338,552,945	609,888,042	64,420,634	739,508,963

Liabilities
Collateral held for securities on loan	36,386,267	26,642,202	1,125,010	48,534,387
Payables and other accrued expenses:
Options written at value[4]	—	—	15,631,180	—
Fund shares sold	7,298,994	329,618	—	1,544,505
Investments purchased	—	2,354,292	—	—
Investment management fees	846,046	489,690	33,120	594,360
Distribution and service plan fees	1,720	859	372	6,801
Professional fees	124,149	64,772	32,664	93,029
Directors' fees	7,874	1,973	216	4,368
Transfer agent fees	112,417	60,043	4,517	149,125
Other	57,857	5,018	15,119	73,579
Total Liabilities	44,835,324	29,948,467	16,842,198	51,000,154
Net Assets	$1,293,717,621	$579,939,575	$47,578,436	$688,508,809

Net Assets Consist of
Paid-in capital	$1,338,798,957	$487,140,512	$49,962,726	$772,673,258
Accumulated earnings (loss)	(45,081,336)	92,799,063	(2,384,290)	(84,164,449)
Net Assets	$1,293,717,621	$579,939,575	$47,578,436	$688,508,809
[1] Investments at cost	$1,097,060,517	$456,853,079	$61,652,379	$643,762,457

[2]	Including securities on loan valued at $61,568,994, $51,996,269, $2,212,932 and $54,890,233 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost are $34,987,267, $25,811,202, $1,125,010 and $47,227,387, respectively.
[4]	Written options, premium received of $—, $—, $15,749,973 and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
December 31, 2022 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$861,738,135	$562,808,612	$44,160,461	$ 21,568,185
Shares outstanding[5]	29,022,991	16,430,301	3,909,535	2,008,839
Net Asset value per share (offering and redemption price)	$ 29.69	$ 34.25	$ 11.30	$ 10.74
Institutional Class
Net Assets	$394,973,382	$ —	$ —	$257,808,286
Shares outstanding[5]	13,296,576	—	—	23,764,469
Net Asset value per share (offering and redemption price)	$ 29.70	$ —	$ —	$ 10.85
Class A
Net Assets	$ 2,846,764	$ 2,393,977	$ 1,297,697	$ 17,119,484
Shares outstanding[5]	102,143	72,770	118,524	1,680,154
Net Asset value per share (offering and redemption price)	$ 27.87	$ 32.90	$ 10.95	$ 10.19
Class C
Net Assets	$ 1,247,799	$ 471,626	$ 55,556	$ 3,382,445
Shares outstanding[5]	47,388	15,109	5,264	359,717
Net Asset value per share (offering and redemption price)	$ 26.33	$ 31.22[6]	$ 10.55	$ 9.40
Investor Class
Net Assets	$ 32,911,541	$ 14,265,360	$ 2,064,722	$388,630,409
Shares outstanding[5]	1,127,306	421,502	183,464	36,549,616
Net Asset value per share (offering and redemption price)	$ 29.19	$ 33.84	$ 11.25	$ 10.63

[5]	500,000,000 shares authorized, $0.01 par value.
[6]	Calculated NAV may not equal actual NAV shown due to rounding of the net assets and shares.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2022 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 2,925,131	$ 4,771,576	$ 318,246	$ 1,167,297
Foreign taxes withheld	(53,924)	(67,875)	(133)	(29,619)
Securities lending	340,992	221,573	4,812	94,737
Total investment income	3,212,199	4,925,274	322,925	1,232,415

Expenses
Investment management fees	5,476,070	2,998,083	222,448	4,042,412
Custodian fees	80,177	30,962	4,826	52,815
Distribution and service plan fees:
Class A	4,749	2,840	2,267	24,628
Class C	7,258	2,140	284	21,111
Directors' fees	102,500	40,672	3,513	57,741
Pricing fees	82,949	35,987	12,133	67,448
Audit and tax fees	26,688	15,318	13,565	40,517
Legal fees	21,921	10,614	631	28,420
Registration and filing fees	55,859	45,675	40,458	57,460
Shareholder communications fees	59,510	26,961	8,223	75,711
Transfer agent fees	337,156	191,191	15,345	385,314
Miscellaneous expenses	55,016	22,853	7,848	34,433
Total expenses excluding interest expenses	6,309,853	3,423,296	331,541	4,888,010
Interest expenses	—	130	—	—
Total expenses	6,309,853	3,423,426	331,541	4,888,010
Less waivers and/or reimbursements (Note 6)	—	(16)	(10,537)	(54,404)
Net expenses	6,309,853	3,423,410	321,004	4,833,606
Net investment income (loss)	(3,097,654)	1,501,864	1,921	(3,601,191)

Realized and Unrealized Gain (Loss)
Net realized gain/(loss) on investments and foreign currency transactions	(149,683,314)	4,518,002	(4,474,109)	(73,537,642)
Net realized gain on written options	—	—	4,146,005	—
Net change in unrealized appreciation on investments and foreign currency translations	149,759,080	23,629,048	6,385,827	109,210,768
Net change in unrealized depreciation on written options	—	—	(5,716,141)	—
Total realized and unrealized gain	75,766	28,147,050	341,582	35,673,126
Net increase/(decrease) in net assets resulting from operations	$ (3,021,888)	$29,648,914	$ 343,503	$ 32,071,935
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
Operations
Net investment income/(loss)	$ (3,097,654)	$ (8,489,541)	$ 1,501,864	$ (199,564)
Net realized gain/(loss)	(149,683,314)	254,714,493	4,518,002	68,472,165
Net change in unrealized appreciation/(depreciation)	149,759,080	(849,474,577)	23,629,048	(188,597,170)
Net increase/(decrease) in net assets from operations	(3,021,888)	(603,249,625)	29,648,914	(120,324,569)

Distributions to Shareholders:
Legacy Class	(107,518,469)	(194,054,079)	(58,613,137)	(91,794,387)
Institutional Class	(48,923,168)	(81,802,242)	—	—
Class A	(376,445)	(837,322)	(261,059)	(361,504)
Class C	(173,743)	(378,203)	(48,333)	(50,641)
Investor Class	(4,133,336)	(8,081,484)	(1,488,090)	(1,202,076)
Decrease in net assets from distributions	(161,125,161)	(285,153,330)	(60,410,619)	(93,408,608)

Fund Share Transactions
Net increase in net assets resulting from fund share transactions (Note 2)	26,863,574	84,308,728	36,599,120	47,836,902
Total increase/(decrease) in net assets	(137,283,475)	(804,094,227)	5,837,415	(165,896,275)

Net Assets
Beginning of Period	1,431,001,096	2,235,095,323	574,102,160	739,998,435
End of Period	$1,293,717,621	$1,431,001,096	$579,939,575	$ 574,102,160
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Enhanced Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
Operations
Net investment income/(loss)	$ 1,921	$ (181,352)	$ (3,601,191)	$ (10,744,607)
Net realized gain/(loss)	(328,104)	6,506,114	(73,537,642)	241,196,306
Net change in unrealized appreciation/(depreciation)	669,686	(14,051,577)	109,210,768	(635,547,919)
Net increase/(decrease) in net assets from operations	343,503	(7,726,815)	32,071,935	(405,096,220)

Distributions to Shareholders:
Legacy Class	(3,856,611)	(12,274,693)	(2,861,580)	(9,963,768)
Institutional Class	—	—	(32,231,867)	(112,922,342)
Class A	(113,612)	(463,710)	(2,366,555)	(8,338,772)
Class C	(5,064)	(8,835)	(505,652)	(1,873,343)
Investor Class	(176,494)	(413,786)	(51,135,572)	(162,733,487)
Decrease in net assets from distributions	(4,151,781)	(13,161,024)	(89,101,226)	(295,831,712)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	816,887	6,808,736	(68,661,813)	(102,115,956)
Total decrease in net assets	(2,991,391)	(14,079,103)	(125,691,104)	(803,043,888)

Net Assets
Beginning of Period	50,569,827	64,648,930	814,199,913	1,617,243,801
End of Period	$47,578,436	$ 50,569,827	$ 688,508,809	$ 814,199,913
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 33.95	$ 55.49	$ 35.86	$ 39.69	$ 45.05	$ 40.15
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.21)	(0.24)	(0.05)	(0.03)	(0.10)
Net realized and unrealized gain (loss)	(0.08)	(13.93)	20.29	(0.23)	0.12	7.94
Net increase (decrease) from investment operations	(0.16)	(14.14)	20.05	(0.28)	0.09	7.84
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.02)	0.00
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.45)	(2.94)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 29.69	$ 33.95	$ 55.49	$ 35.86	$ 39.69	$ 45.05
Total return	(0.46)% [3]	(29.20)%	56.11%	(1.40)% [4]	2.98% [4]	20.14%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.44)% [5,6]	(0.43)% [5]	(0.51)% [5]	(0.12)%	(0.06)%	(0.23)%
Ratio of expenses to average net assets	0.88% [5,6]	0.85% [5]	0.84% [5]	0.85%	0.85%	0.86%

Supplemental Data
Net Assets, End of Period (000's)	$861,738	$ 962,311	$1,503,022	$1,095,062	$1,307,172	$1,400,431
Portfolio Turnover Rate	29% [3]	42%	30%	47%	35%	47%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Institutional Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 33.96	$ 55.48	$ 35.85	$ 39.67	$ 45.03	$ 40.13
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.19)	(0.23)	(0.03)	(0.02)	(0.11)
Net realized and unrealized gain (loss)	(0.09)	(13.93)	20.28	(0.24)	0.12	7.95
Net increase (decrease) from investment operations	(0.16)	(14.12)	20.05	(0.27)	0.10	7.84
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.03)	0.00
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.46)	(2.94)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 29.70	$ 33.96	$ 55.48	$ 35.85	$ 39.67	$ 45.03
Total return	(0.46)% [3]	(29.17)%	56.13%	(1.38)%	3.00%	20.18%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.40)% [4,5]	(0.40)% [4]	(0.49)% [4]	(0.09)%	(0.05)%	(0.25)%
Ratio of expenses to average net assets	0.85% [4,5]	0.82% [4]	0.82% [4]	0.82%	0.83%	0.85%

Supplemental Data
Net Assets, End of Period (000's)	$394,973	$ 422,429	$660,985	$455,636	$367,627	$311,019
Portfolio Turnover Rate	29% [3]	42%	30%	47%	35%	47%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 32.16	$ 53.12	$ 34.45	$ 38.38	$ 43.88	$ 39.29
Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.34)	(0.37)	(0.16)	(0.13)	(0.21)
Net realized and unrealized gain (loss)	(0.07)	(13.22)	19.46	(0.22)	0.06	7.74
Net increase (decrease) from investment operations	(0.19)	(13.56)	19.09	(0.38)	(0.07)	7.53
Less distributions to shareholders:
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)
Redemption fees	0.00	0.00	0.00 [2]	0.00 [2]	0.00	0.00 [2]
Net asset value, end of period	$ 27.87	$ 32.16	$ 53.12	$ 34.45	$ 38.38	$ 43.88
Total return[3]	(0.57)% [4]	(29.43)%	55.62%	(1.72)% [5]	2.64% [5]	19.81%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.72)% [6,7]	(0.75)% [6]	(0.82)% [6]	(0.45)%	(0.32)%	(0.51)%
Ratio of expenses to average net assets	1.15% [6,7]	1.17% [6]	1.16% [6]	1.17%	1.15%	1.15%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,847	$ 4,163	$ 6,045	$ 4,731	$ 6,707	$ 15,701
Portfolio Turnover Rate	29% [4]	42%	30%	47%	35%	47%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[7]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 30.73	$ 51.42	$ 33.60	$ 37.76	$ 43.56	$ 39.30
Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.64)	(0.66)	(0.40)	(0.43)	(0.52)
Net realized and unrealized gain (loss)	(0.07)	(12.65)	18.90	(0.21)	0.06	7.72
Net increase (decrease) from investment operations	(0.30)	(13.29)	18.24	(0.61)	(0.37)	7.20
Less distributions to shareholders:
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)
Redemption fees	0.00	0.00	0.00	0.00	0.00	0.00 [2]
Net asset value, end of period	$ 26.33	$ 30.73	$ 51.42	$ 33.60	$ 37.76	$ 43.56
Total return[3]	(0.96)% [4]	(29.91)%	54.49%	(2.40)% [5]	1.94% [5]	18.90%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.44)% [6,7]	(1.44)% [6]	(1.53)% [6]	(1.15)%	(1.08)%	(1.27)%
Ratio of expenses to average net assets	1.89% [6,7]	1.87% [6]	1.87% [6]	1.87%	1.87%	1.90%

Supplemental Data
Net Assets, End of Period (000's)	$ 1,248	$ 1,459	$ 2,899	$ 2,188	$ 2,914	$ 3,384
Portfolio Turnover Rate	29% [4]	42%	30%	47%	35%	47%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[7]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 33.46	$ 54.83	$ 35.46	$ 39.29	$ 44.66	$ 39.86
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.23)	(0.20)	(0.05)	(0.06)	(0.13)
Net realized and unrealized gain (loss)	(0.08)	(13.74)	19.99	(0.23)	0.13	7.87
Net increase (decrease) from investment operations	(0.17)	(13.97)	19.79	(0.28)	0.07	7.74
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.44)	(2.94)
Redemption fees	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 29.19	$ 33.46	$ 54.83	$ 35.46	$ 39.29	$ 44.66
Total return	(0.49)% [3]	(29.25)%	56.01%	(1.42)% [4]	2.95% [4]	20.06%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.50)% [5,6]	(0.50)% [5]	(0.47)% [5]	(0.13)%	(0.14)%	(0.31)%
Ratio of expenses to average net assets	0.95% [5,6]	0.92% [5]	0.87% [5]	0.86%	0.87%	0.95%

Supplemental Data
Net Assets, End of Period (000's)	$ 32,912	$ 40,639	$ 62,145	$280,414	$362,613	$103,643
Portfolio Turnover Rate	29% [3]	42%	30%	47%	35%	47%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 36.27	$ 50.21	$ 31.63	$ 35.91	$ 45.23	$ 39.79
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	(0.01)	(0.04)	0.16	0.20	0.46
Net realized and unrealized gain (loss)	1.80	(7.44)	20.68	(1.64)	(1.63)	9.39
Net increase (decrease) from investment operations	1.90	(7.45)	20.64	(1.48)	(1.43)	9.85
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.94)	(0.31)	(0.49)	0.00
Distributions from net realized capital gains	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)	(4.41)
Total distributions to shareholders	(3.92)	(6.49)	(2.06)	(2.80)	(7.89)	(4.41)
Redemption fees	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 34.25	$ 36.27	$ 50.21	$ 31.63	$ 35.91	$ 45.23
Total return	5.21% [3]	(17.18)%	66.77%	(4.90)%	(0.05)%	25.73%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.50% [4]	(0.03)%	(0.11)%	0.47%	0.51%	1.07%
Ratio of expenses to average net assets	1.14% [4]	1.12%	1.11%	1.13%	1.12%	1.12%

Supplemental Data
Net Assets, End of Period (000's)	$562,809	$ 560,554	$730,712	$483,573	$592,899	$672,035
Portfolio Turnover Rate	34% [3]	57%	72%	76%	57%	49%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 35.04	$ 48.85	$ 30.83	$ 34.94	$ 44.26	$ 39.19
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	(0.17)	(0.21)	0.01	0.05	0.04
Net realized and unrealized gain (loss)	1.74	(7.17)	20.17	(1.57)	(1.60)	9.44
Net increase (decrease) from investment operations	1.78	(7.34)	19.96	(1.56)	(1.55)	9.48
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.82)	(0.06)	(0.37)	0.00
Distributions from net realized capital gains	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)	(4.41)
Total distributions to shareholders	(3.92)	(6.49)	(1.94)	(2.55)	(7.77)	(4.41)
Redemption fees	0.00	0.02	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 32.90	$ 35.04	$ 48.85	$ 30.83	$ 34.94	$ 44.26
Total return[3]	5.02% [4]	(17.40)%	66.22%	(5.22)%	(0.42)%	25.17%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.20% [5]	(0.38)%	(0.51)%	0.04%	0.12%	0.09%
Ratio of expenses to average net assets:
Total expenses	1.46% [5]	1.46%	1.43%	1.48%	1.48%	1.60%
Excluding recoupment of past waived fees	1.46% [5]	1.46%	1.43%	1.48%	1.48%	1.41%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,394	$ 2,057	$ 3,403	$ 1,648	$ 4,572	$ 7,097
Portfolio Turnover Rate	34% [4]	57%	72%	76%	57%	49%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 33.56	$ 47.38	$ 30.13	$ 34.37	$ 43.77	$ 39.00
Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.43)	(0.53)	(0.17)	(0.18)	(0.05)
Net realized and unrealized gain (loss)	1.68	(6.91)	19.69	(1.58)	(1.60)	9.23
Net increase (decrease) from investment operations	1.58	(7.34)	19.16	(1.75)	(1.78)	9.18
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.79)	0.00	(0.22)	0.00
Distributions from net realized capital gains	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)	(4.41)
Total distributions to shareholders	(3.92)	(6.49)	(1.91)	(2.49)	(7.62)	(4.41)
Redemption fees	0.00 [2]	0.01	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 31.22	$ 33.56	$ 47.38	$ 30.13	$ 34.37	$ 43.77
Total return[3]	4.64% [4]	(18.01)%	65.03%	(5.86)% [5]	(1.06)% [5]	24.46%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.55)% [6]	(1.06)%	(1.27)%	(0.55)%	(0.50)%	(0.13)%
Ratio of expenses to average net assets:
Total expenses	2.21% [6]	2.19%	2.16%	2.17%	2.14%	2.14%
After fees waived	2.20%	2.19%	2.16%	2.17%	2.14%	2.14%

Supplemental Data
Net Assets, End of Period (000's)	$ 472	$ 403	$ 193	$ 49	$ 49	$ 25
Portfolio Turnover Rate	34% [4]	57%	72%	76%	57%	49%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 35.89	$ 49.77	$ 31.37	$ 35.63	$ 44.90	$ 39.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	(0.05)	(0.11)	0.12	0.18	0.35
Net realized and unrealized gain (loss)	1.77	(7.34)	20.54	(1.61)	(1.63)	9.35
Net increase (decrease) from investment operations	1.87	(7.39)	20.43	(1.49)	(1.45)	9.70
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.91)	(0.28)	(0.42)	0.00
Distributions from net realized capital gains	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)	(4.41)
Total distributions to shareholders	(3.92)	(6.49)	(2.03)	(2.77)	(7.82)	(4.41)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00
Net asset value, end of period	$ 33.84	$ 35.89	$ 49.77	$ 31.37	$ 35.63	$ 44.90
Total return	5.15% [3]	(17.21)%	66.65%	(4.96)%	(0.11)%	25.44%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.52% [4]	(0.11)%	(0.28)%	0.37%	0.45%	0.81%
Ratio of expenses to average net assets:
Total expenses	1.18% [4]	1.18%	1.19%	1.19%	1.18%	1.35%
Excluding recoupment of past waived fees	1.18% [4]	1.18%	1.19%	1.19%	1.18%	1.18%

Supplemental Data
Net Assets, End of Period (000's)	$14,265	$ 11,088	$ 5,690	$ 1,936	$ 3,484	$ 3,916
Portfolio Turnover Rate	34% [3]	57%	72%	76%	57%	49%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 12.26	$ 17.80	$ 15.17	$ 18.42	$ 18.64	$ 13.59
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00) [2]	(0.04)	(0.05)	(0.02)	(0.13)	0.06
Net realized and unrealized gain (loss)	0.09	(1.74)	4.82	2.65	1.55	5.18
Net increase (decrease) from investment operations	0.09	(1.78)	4.77	2.63	1.42	5.24
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.09)	(0.19)
Distributions from net realized capital gains	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)	0.00
Total distributions to shareholders	(1.05)	(3.76)	(2.14)	(5.88)	(1.64)	(0.19)
Redemption fees	0.00	0.00	0.00	0.00 [3]	0.00	0.00 [3]
Net asset value, end of period	$ 11.30	$ 12.26	$ 17.80	$ 15.17	$ 18.42	$ 18.64
Total return	0.73% [4]	(13.52)%	33.17%	15.86% [5]	11.20% [5]	38.78%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.02% [6]	(0.29)%	(0.31)%	(0.12)%	(0.79)%	0.36%
Ratio of expenses to average net assets:
Total expenses	1.29% [6]	1.20%	1.25%	1.28%	1.58%	1.44%
Before fees waived and excluding recoupment of past waived fees	1.29% [6]	1.20%	1.24%	1.28%	1.58%	1.40%
After fees waived and excluding recoupment of past waived fees[7]	1.25% [6]	1.20%	1.24%	1.26%	1.58%	1.40%
After fees waived and Excluding recoupment of past waived fees and interest and dividend expenses	1.25% [6]	1.20%	1.24%	1.25%	1.19%	1.17%

Supplemental Data
Net Assets, End of Period (000's)	$44,160	$ 46,636	$ 60,565	$ 48,332	$ 60,306	$ 56,631
Portfolio Turnover Rate	18% [4]	74%	96%	140%	47%	49%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Greater than $(0.005) per share.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 11.94	$ 17.48	$ 14.97	$ 18.31	$ 18.48	$ 13.52
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.10)	(0.11)	(0.08)	(0.21)	(0.02)
Net realized and unrealized gain (loss)	0.08	(1.68)	4.76	2.61	1.59	5.16
Net increase (decrease) from investment operations	0.06	(1.78)	4.65	2.53	1.38	5.14
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	(0.18)
Distributions from net realized capital gains	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)	0.00
Total distributions to shareholders	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)	(0.18)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 10.95	$ 11.94	$ 17.48	$ 14.97	$ 18.31	$ 18.48
Total return[3]	0.49% [4]	(13.80)%	32.78%	15.39% [5]	10.87% [5]	38.24%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.32)% [6]	(0.63)%	(0.66)%	(0.50)%	(1.27)%	(0.11)%
Ratio of expenses to average net assets:
Total expenses	1.63% [6]	1.54%	1.60%	1.64%	2.00%	1.84%
Before fees waived and Excluding recoupment of past waived fees	1.63% [6]	1.53%	1.57%	1.64%	2.00%	1.78%
After fees waived and excluding recoupment of past waived fees[7]	1.60% [6]	1.53%	1.57%	1.61%	2.00%	1.78%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.60% [6]	1.53%	1.57%	1.60%	1.55%	1.55%

Supplemental Data
Net Assets, End of Period (000's)	$ 1,298	$ 1,844	$ 2,117	$ 1,770	$ 3,200	$ 5,730
Portfolio Turnover Rate	18% [4]	74%	96%	140%	47%	49%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 11.57	$ 17.13	$ 14.76	$ 18.17	$ 18.44	$ 13.47
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.15)	(0.17)	(0.11)	(0.27)	(0.09)
Net realized and unrealized gain (loss)	0.07	(1.65)	4.68	2.58	1.55	5.14
Net increase (decrease) from investment operations	0.03	(1.80)	4.51	2.47	1.28	5.05
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	(0.08)
Distributions from net realized capital gains	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)	0.00
Total distributions to shareholders	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)	(0.08)
Redemption fees	0.00	0.00	0.00	0.00	0.00	0.00 [2]
Net asset value, end of period	$ 10.55	$ 11.57	$ 17.13	$ 14.76	$ 18.17	$ 18.44
Total return[3]	0.25% [4]	(14.23)%	32.27%	15.08%	10.31%	37.61%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.72)% [5]	(1.05)%	(1.05)%	(0.77)%	(1.60)%	(0.55)%
Ratio of expenses to average net assets:
Total expenses	2.26% [5]	2.17%	2.20%	2.25%	2.35%	2.24%
Before fees waived and Excluding recoupment of past waived fees	2.26% [5]	2.17%	2.20%	2.25%	2.32%	2.25%
After fees waived and excluding recoupment of past waived fees[6]	2.00% [5]	2.00%	2.00%	2.02%	2.32%	2.24%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	2.00% [5]	2.00%	2.00%	2.00%	1.97%	2.00%

Supplemental Data
Net Assets, End of Period (000's)	$ 56	$ 58	$ 10	$ 30	$ 2	$ 2
Portfolio Turnover Rate	18% [4]	74%	96%	140%	47%	49%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.arrowmarkpartners.com/meridian/

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 12.22	$ 17.76	$ 15.12	$ 18.40	$ 18.61	$ 13.60
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00) [2]	(0.04)	(0.04)	(0.03)	(0.18)	0.09
Net realized and unrealized gain (loss)	0.08	(1.74)	4.81	2.62	1.60	5.10
Net increase (decrease) from investment operations	0.08	(1.78)	4.77	2.59	1.42	5.19
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.08)	(0.18)
Distributions from net realized capital gains	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)	0.00
Total distributions to shareholders	(1.05)	(3.76)	(2.14)	(5.88)	(1.63)	(0.18)
Redemption fees	0.00	0.00	0.01	0.01	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 11.25	$ 12.22	$ 17.76	$ 15.12	$ 18.40	$ 18.61
Total return	0.64% [4]	(13.55)%	33.37%	15.65%	11.22% [5]	38.34%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.02)% [6]	(0.27)%	(0.26)%	(0.17)%	(1.05)%	0.58%
Ratio of expenses to average net assets:
Total expenses	1.29% [6]	1.19%	1.20%	1.35%	1.70%	1.59%
Excluding recoupment of past waived fees	1.29% [6]	1.19%	1.20%	1.35%	1.70%	1.47%
Excluding recoupment of past waived fees and interest and dividend expenses	1.29% [6]	1.19%	1.20%	1.34%	1.22%	1.24%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,065	$ 2,031	$ 1,957	$ 1,681	$ 1,014	$ 1,060
Portfolio Turnover Rate	18% [4]	74%	96%	140%	47%	49%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Greater than $(0.005) per share.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 11.82	$ 23.30	$ 14.71	$ 15.74	$ 18.03	$ 15.07
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.16)	(0.15)	(0.06)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.51	(5.96)	9.13	(0.04)	(0.44)	3.72
Net increase (decrease) from investment operations	0.45	(6.12)	8.98	(0.10)	(0.51)	3.63
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Redemption fees	0.00 [2]	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 10.74	$ 11.82	$ 23.30	$ 14.71	$ 15.74	$ 18.03
Total return	3.96% [3]	(32.39)%	61.51%	(1.17)%	(1.49)%	24.66%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.89)% [4,5]	(0.88)% [4]	(0.75)% [4]	(0.42)%	(0.41)%	(0.55)%
Ratio of expenses to average net assets:
Total expenses	1.20% [4,5]	1.15% [4]	1.12% [4]	1.13%	1.12%	1.15%
Excluding recoupment of past waived fees	1.20% [4,5]	1.15% [4]	1.12% [4]	1.13%	1.12%	1.13%

Supplemental Data
Net Assets, End of Period (000's)	$ 21,568	$ 30,519	$ 41,481	$ 27,080	$ 41,637	$ 54,856
Portfolio Turnover Rate	26% [3]	45%	32%	40%	43%	44%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	66	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Institutional Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 11.92	$ 23.44	$ 14.79	$ 15.81	$ 18.09	$ 15.11
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.15)	(0.14)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	0.51	(6.01)	9.18	(0.04)	(0.43)	3.73
Net increase (decrease) from investment operations	0.46	(6.16)	9.04	(0.10)	(0.50)	3.65
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 10.85	$ 11.92	$ 23.44	$ 14.79	$ 15.81	$ 18.09
Total return	4.01% [3]	(32.36)%	61.59%	(1.09)%	(1.42)%	24.73%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.80)% [4,5]	(0.82)% [4]	(0.72)% [4]	(0.40)%	(0.41)%	(0.50)%
Ratio of expenses to average net assets:
Total expenses	1.13% [4,5]	1.09% [4]	1.10% [4]	1.10%	1.10%	1.10%
Before fees waived and excluding recoupment of past waived fees	1.13% [4,5]	1.09% [4]	1.09% [4]	1.10%	1.10%	1.11%
After fees waived and excluding recoupment of past waived fees [6]	1.10% [4,5]	1.09% [4]	1.09% [4]	1.10%	1.09%	1.10%

Supplemental Data
Net Assets, End of Period (000's)	$257,808	$ 316,076	$611,787	$587,095	$728,123	$728,538
Portfolio Turnover Rate	26% [3]	45%	32%	40%	43%	44%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	67	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 11.31	$ 22.62	$ 14.33	$ 15.42	$ 17.76	$ 14.89
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.21)	(0.20)	(0.11)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	0.48	(5.74)	8.88	(0.05)	(0.44)	3.67
Net increase (decrease) from investment operations	0.41	(5.95)	8.68	(0.16)	(0.56)	3.54
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 10.19	$ 11.31	$ 22.62	$ 14.33	$ 15.42	$ 17.76
Total return[3]	3.78% [4]	(32.63)%	61.05%	(1.59)%	(1.81)% [5]	24.34%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.21)% [6,7]	(1.22)% [6]	(1.10)% [6]	(0.80)%	(0.74)%	(0.82)%
Ratio of expenses to average net assets	1.51% [6,7]	1.49% [6]	1.48% [6]	1.49%	1.44%	1.41%

Supplemental Data
Net Assets, End of Period (000's)	$ 17,119	$ 20,946	$ 35,335	$ 33,878	$ 45,376	$ 89,306
Portfolio Turnover Rate	26% [4]	45%	32%	40%	43%	44%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[7]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	68	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 10.59	$ 21.68	$ 13.84	$ 15.02	$ 17.46	$ 14.76
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.31)	(0.32)	(0.21)	(0.24)	(0.25)
Net realized and unrealized gain (loss)	0.45	(5.42)	8.55	(0.04)	(0.42)	3.62
Net increase (decrease) from investment operations	0.34	(5.73)	8.23	(0.25)	(0.66)	3.37
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Redemption fees	0.00	0.00	0.00	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 9.40	$ 10.59	$ 21.68	$ 13.84	$ 15.02	$ 17.46
Total return[3]	3.38% [4]	(33.10)%	59.94%	(2.25)%	(2.45)%	23.39%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.92)% [5,6]	(1.90)% [5]	(1.78)% [5]	(1.47)%	(1.45)%	(1.56)%
Ratio of expenses to average net assets	2.22% [5,6]	2.17% [5]	2.16% [5]	2.18%	2.16%	2.15%

Supplemental Data
Net Assets, End of Period (000's)	$ 3,382	$ 4,241	$ 8,324	$ 6,922	$ 13,255	$ 31,174
Portfolio Turnover Rate	26% [4]	45%	32%	40%	43%	44%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	Not Annualized.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	69	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2022 (Unaudited)	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$ 11.72	$ 23.17	$ 14.63	$ 15.70	$ 17.99	$ 15.05
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.17)	(0.15)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.50	(5.92)	9.08	(0.05)	(0.42)	3.70
Net increase (decrease) from investment operations	0.44	(6.09)	8.93	(0.14)	(0.51)	3.61
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 10.63	$ 11.72	$ 23.17	$ 14.63	$ 15.70	$ 17.99
Total return	3.90% [3]	(32.44)%	61.51%	(1.43)% [4]	(1.50)% [4]	24.56%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.93)% [5,6]	(0.94)% [5]	(0.80)% [5]	(0.59)%	(0.53)%	(0.57)%
Ratio of expenses to average net assets	1.24% [5,6]	1.22% [5]	1.17% [5]	1.29%	1.22%	1.16%

Supplemental Data
Net Assets, End of Period (000's)	$388,630	$ 442,418	$920,317	$666,635	$844,975	$853,794
Portfolio Turnover Rate	26% [3]	45%	32%	40%	43%	44%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	70	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements
For the Six Months ended December 31, 2022

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Enhanced Equity Fund (the “Enhanced Equity Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of December 31, 2022, Institutional Class Shares of the Enhanced Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Enhanced Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Legacy Class, Investor Class, Class A and Institutional Class Shares are subject to a 2% redemption fee on shares redeemed or exchanged that have been held for 60 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to front-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Enhanced Equity Fund are to seek long-term growth of capital.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. GAAP. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may

Meridian Funds	71	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the most recent sale price at the close of the options market in which the options trade. An exchange-traded option for which there is no close price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
The Funds' investment in an unregistered pooled investment vehicle (“Private Investment Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Private Investment Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Private Investment Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Private Investment Fund does not report a value to the Fund on a timely basis, the fair value of the Private Investment Fund shall be based on the most recent value reported by the Private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Private Investment Fund investment is subject to change at any time, without notice to investors, at the discretion of the Private Investment Fund manager or the Fund.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2022 is as follows:

Meridian Funds	72	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Growth Fund

Common Stocks[2]	$ 1,170,550,055	—	—	—	$ 1,170,550,055
Preferred Stocks[2]	—	—	$ 40,138,243	—	40,138,243
Private Investment Fund	—	—	—	$ 3,867,443	3,867,443
Short-Term Investments	1,399,000	$ 34,987,267	—	—	36,386,267
Total Investments	$ 1,171,949,055	$ 34,987,267	$ 40,138,243	$ 3,867,443	$ 1,250,942,008
Contrarian Fund

Common Stocks[2]	$ 539,244,702	—	—	—	$ 539,244,702
Warrants[2]	—	$ 13,500	—	—	13,500
Preferred Stocks[2]	—	—	$ 6,724,255	—	6,724,255
Short-Term Investments	831,000	25,811,202	—	—	26,642,202
Total Investments	$ 540,075,702	$ 25,824,702	$ 6,724,255	—	$ 572,624,659
Enhanced Equity Fund
Assets:
Common Stocks[2]	$ 60,447,232	$ 8,083	—	—	$ 60,455,315
Warrants	4,974	—	—	—	4,974
Short-Term Investments	—	1,125,010	—	—	1,125,010
Total Investments - Assets	$ 60,452,206	$ 1,133,093	—	—	$ 61,585,299
Liabilities:
Call Options Written	$ (1,848,410)	$ (13,782,770)	—	—	$ (15,631,180)
Total Investments - Liabilities	$ (1,848,410)	$ (13,782,770)	—	—	$ (15,631,180)
Small Cap Growth Fund

Common Stocks[2]	$ 623,460,384	—	$ 523,431	—	$ 623,983,815
Warrants[2]	—	—	206,662	—	206,662
Preferred Stocks[2]	—	—	41,710,475	—	41,710,475
Private Investment Fund	—	—	—	$ 2,794,539	2,794,539
Short-Term Investments	1,307,000	$ 47,227,387	—	—	48,534,387
Total Investments	$ 624,767,384	$ 47,227,387	$ 42,440,568	$ 2,794,539	$ 717,229,878

Meridian Funds	73	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

[1]	Certain investments that are measured at fair value using the NAV Per Share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
[2]	See above Schedule of Investments for values in each industry.
The following is the fair value measurement of investments that are measured at NAV per Share (or its equivalent) as a practical expedient:
Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Fund[1]	$ 3,867,443	—	Subject to advisor approval	N/A

Small Cap Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Fund[1]	$ 2,794,539	—	Subject to advisor approval	N/A

[1]	Private Investment Fund investing generally consists of private partnerships which directly invest in various strategies to generate capital appreciation and/or income yield. These strategies may span across the capital stock and may include Private Equity, Private Credit, Venture Capital, Collateralized Loan Obligations, Asset-Backed Securities, Master Limited Partners and Direct Real Estate.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Growth Fund	Preferred Stocks	Total Level 3
Investments in Securities
Beginning Balance 07/01/22	$ 39,816,290	$ 39,816,290
Total Purchases	—	—
Transfers out	—	—
Change in unrealized Gain (Loss)	321,953	321,953
Ending Balance 12/31/22	$ 40,138,243	$ 40,138,243
Change in unrealized Gain (Loss) on investments still held at 12/31/22	$ 321,953	$ 321,953

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

Contrarian Fund	Preferred Stocks	Total Level 3
Investments in Securities
Beginning Balance 07/01/22	$ 2,003,198	$ 2,003,198
Total Purchases	3,000,000	3,000,000
Transfers out	—	—
Change in unrealized Gain (Loss)	1,721,057	1,721,057
Ending Balance 12/31/22	$ 6,724,255	$ 6,724,255
Change in unrealized Gain (Loss) on investments still held at 12/31/22	$ 1,721,057	$ 1,721,057

Small Cap Growth Fund	Common Stocks	Preferred Stocks	Warrants	Total Level 3
Investments in Securities
Beginning Balance 07/01/22	$ 512,494	$ 41,558,128	$ 195,424	$ 42,266,046
Total Purchases	—	—	—	—
Transfers out	—	—	—	—
Change in unrealized Gain (Loss)	10,937	152,347	11,238	174,522
Ending Balance 12/31/22	$ 523,431	$ 41,710,475	$ 206,662	$ 42,440,568
Change in unrealized Gain (Loss) on investments still held at 12/31/22	$ 10,937	$ 152,347	$ 11,238	$ 174,522

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the Funds' Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.
Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Preferred Stocks	$ 6,254,583	Option Pricing Method	Industry Volatility, Time to Exit	65%, 36 months
		Market Approach	Revenue Multiple	4.50x to 5.50x
Preferred Stocks	$15,100,637	Option Pricing Method	Industry Volatility, Time to Exit	0%-100%, 24-36 months (69.5%, 30.3 months)
		Fully Diluted Method	Enterprise Value Adjustment	-19.3% - 5% (-13.8%)
Preferred Stocks	$18,783,023	Market Approach	Revenue Multiple	3.35x to 16.00x (6.56x)
Contrarian Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Preferred Stocks	$6,724,255	Market Approach	Revenue Multiple	4.29x to 4.79x (4.54x)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Preferred Stock	$ 4,467,559	Option Pricing Method	Industry Volatility, Time to Exit	65%, 36 months
		Market Approach	Revenue Multiple	4.50x to 5.50x
Preferred Stocks	$ 25,084,956	Option Pricing Method	Industry Volatility, Time to Exit	40%-100%, 24-36 months (74.9%, 30.2 months)
		Fully Diluted Method	Enterprise value adjustment	-87.5% - 5% (-13.8%)
Common Stock	$ 522,391	Market Approach	Discount for Lack of Marketability	50.0%
Preferred Stocks	$12,159,000	Market Approach	Revenue Multiple	3.35x to 16.00x (7.10x)
Warrants	$ 206,662	Option Pricing Method	Industry Volatility, Time to Exit	80%, 24 months
		Fully Diluted Method	Enterprise Value Adjustment	-15.0%
[1]	A significant change in an unobservable input would have resulted in a correlated significant change to value.
[2]	Unobservable inputs were weighted by the fair value of the investments.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Industry Volatility	Decrease	Increase
Time to Exit	Decrease	Increase
Revenue Multiple	Increase	Decrease
Enterprise Value Adjustment	Increase	Decrease

e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Distributions from Private Investment Funds that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than income.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
h.	Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.
j.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Six Months Ended December 31, 2022		Year Ended June 30, 2022
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	177,307	$ 6,055,353	376,528	$ 17,604,094
Shares issued from reinvestment of distributions	3,514,204	104,161,008	3,999,593	188,260,840
Redemption fees	—	2,692	—	7,506
Shares redeemed	(3,014,321)	(100,880,827)	(3,118,389)	(145,976,450)
Net increase	677,190	$ 9,338,226	1,257,732	$ 59,895,990
Institutional Class
Shares sold	701,607	$ 23,800,786	1,411,780	$ 67,045,357
Shares issued from reinvestment of distributions	1,639,790	48,619,780	1,724,945	81,193,187
Redemption fees	—	5,176	—	3,924
Shares redeemed	(1,485,099)	(50,237,402)	(2,610,282)	(127,768,533)
Net increase	856,298	$ 22,188,340	526,443	$ 20,473,935
Class A
Shares sold	3,242	$ 107,926	16,732	$ 732,217
Shares issued from reinvestment of distributions	13,301	370,056	18,085	807,835
Shares redeemed	(43,834)	(1,469,345)	(19,194)	(870,049)
Net increase/(decrease)	(27,291)	$ (991,363)	15,623	$ 670,003
Class C
Shares sold	121	$ 3,700	1,175	$ 51,609
Shares issued from reinvestment of distributions	6,609	173,743	8,830	378,203
Shares redeemed	(6,817)	(203,524)	(18,901)	(777,428)
Net decrease	(87)	$ (26,081)	(8,896)	$ (347,616)
Investor Class
Shares sold	94,790	$ 3,230,673	100,783	$ 4,870,691
Shares issued from reinvestment of distributions	129,742	3,780,669	154,977	7,192,465
Redemption fees	—	14	—	—
Shares redeemed	(311,700)	(10,656,904)	(174,656)	(8,446,740)
Net increase/(decrease)	(87,168)	$ (3,645,548)	81,104	$ 3,616,416

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

	Six Months Ended December 31, 2022		Year Ended June 30, 2022
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	32,726	$ 1,229,592	62,549	$ 2,791,832
Shares issued from reinvestment of distributions	1,646,536	56,723,162	2,008,272	88,986,567
Redemption fees	—	326	—	—
Shares redeemed	(702,574)	(26,166,216)	(1,171,501)	(52,934,540)
Net increase	976,688	$ 31,786,864	899,320	$ 38,843,859
Class A
Shares sold	12,464	$ 453,160	14,694	$ 672,955
Shares issued from reinvestment of distributions	5,074	167,898	4,643	199,023
Redemption fees	—	—	—	1,095
Shares redeemed	(3,477)	(124,904)	(30,283)	(1,392,479)
Net increase/(decrease)	14,061	$ 496,154	(10,946)	$ (519,406)
Class C
Shares sold	1,564	$ 50,017	9,296	$ 387,157
Shares issued from reinvestment of distributions	1,528	47,999	1,216	50,087
Redemption fees	—	32	—	116
Shares redeemed	—	—	(2,573)	(100,710)
Net increase	3,092	$ 98,048	7,939	$ 336,650
Investor Class
Shares sold	114,145	$ 4,419,576	421,484	$ 18,744,946
Shares issued from reinvestment of distributions	42,448	1,444,928	26,887	1,178,997
Redemption fees	—	—	—	2
Shares redeemed	(44,029)	(1,646,450)	(253,768)	(10,748,146)
Net increase	112,564	$ 4,218,054	194,603	$ 9,175,799

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

	Six Months Ended December 31, 2022		Year Ended June 30, 2022
	Shares	Amount	Shares	Amount
Enhanced Equity Fund:
Legacy Class
Shares sold	6,876	$ 86,331	76,893	$ 1,076,328
Shares issued from reinvestment of distributions	323,009	3,646,775	784,030	11,540,921
Shares redeemed	(223,150)	(2,676,317)	(459,820)	(7,173,300)
Net increase	106,735	$ 1,056,789	401,103	$ 5,443,949
Class A
Shares sold	3,777	$ 47,587	32,512	$ 482,565
Shares issued from reinvestment of distributions	10,331	113,129	32,033	459,994
Redemption fees	—	9	—	6
Shares redeemed	(50,044)	(601,991)	(31,205)	(433,907)
Net increase/(decrease)	(35,936)	$ (441,266)	33,340	$ 508,658
Class C
Shares sold	—	$ —	3,905	$ 60,000
Shares issued from reinvestment of distributions	435	4,589	512	7,131
Shares redeemed	(192)	(2,253)	—	—
Net increase	243	$ 2,336	4,417	$ 67,131
Investor Class
Shares sold	4,415	$ 56,671	42,212	$ 602,177
Shares issued from reinvestment of distributions	15,271	171,792	28,161	413,128
Shares redeemed	(2,382)	(29,435)	(14,383)	(226,307)
Net increase	17,304	$ 199,028	55,990	$ 788,998

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

	Six Months Ended December 31, 2022		Year Ended June 30, 2022
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	172,155	$ 2,135,377	1,409,663	$ 20,770,888
Shares issued from reinvestment of distributions	269,478	2,859,160	617,979	9,943,280
Redemption fees	—	2,115	—	—
Shares redeemed	(1,015,063)	(12,305,918)	(1,225,338)	(18,139,957)
Net increase/(decrease)	(573,430)	$ (7,309,266)	802,304	$ 12,574,211
Institutional Class
Shares sold	1,522,165	$ 18,977,118	4,912,859	$ 85,327,364
Shares issued from reinvestment of distributions	2,864,006	30,702,146	6,471,753	104,971,834
Redemption fees	—	6,213	—	7,991
Shares redeemed	(7,137,125)	(87,629,925)	(10,967,666)	(217,700,221)
Net increase/(decrease)	(2,750,954)	$ (37,944,448)	416,946	$ (27,393,032)
Class A
Shares sold	147,593	$ 1,769,573	619,539	$ 9,981,434
Shares issued from reinvestment of distributions	222,757	2,243,163	449,971	6,938,550
Redemption fees	—	56	—	349
Shares redeemed	(542,206)	(6,407,415)	(779,912)	(12,135,572)
Net increase/(decrease)	(171,856)	$ (2,394,623)	289,598	$ 4,784,761
Class C
Shares sold	3,071	$ 34,359	10,876	$ 191,618
Shares issued from reinvestment of distributions	53,788	499,685	127,851	1,852,562
Shares redeemed	(97,535)	(1,038,822)	(122,350)	(1,896,982)
Net increase/(decrease)	(40,676)	$ (504,778)	16,377	$ 147,198
Investor Class
Shares sold	3,355,284	$ 40,285,043	10,511,544	$ 158,875,532
Shares issued from reinvestment of distributions	3,868,445	40,657,361	8,942,683	142,725,214
Redemption fees	—	1,676	—	5,445
Shares redeemed	(8,418,098)	(101,452,778)	(21,426,502)	(393,835,285)
Net decrease	(1,194,369)	$ (20,508,698)	(1,972,275)	$ (92,229,094)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2022, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$382,805,307	$571,141,395
Contrarian Fund	$184,836,275	$184,628,568
Enhanced Equity Fund	$ 13,107,845	$ 20,093,039
Small Cap Growth Fund	$195,685,149	$323,624,344

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. Refer to the Schedules of Investments for information about restricted securities held as of December 31, 2022 for Growth, Contrarian, Enhanced Equity and Small Cap Growth Funds.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.13% - 4.65%	2/15/23 - 11/15/51	$26,694,418
Contrarian Fund	U.S. Government Obligations	0.00% - 7.50%	1/15/23 - 5/15/52	26,518,551
Enhanced Equity Fund	U.S. Government Obligations	0.13% - 4.65%	2/15/23 - 11/15/51	1,147,656
Small Cap Growth Fund	U.S. Government Obligations	0.13% - 4.65%	2/15/23 - 11/15/51	7,913,748

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2022, the total value of securities on loan for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $61,568,994, $51,996,269, $2,212,932 and $54,890,233, respectively. Securities on loan are footnoted in the Schedules of Investments. As of December 31, 2022, the total collateral value for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $63,080,685, $53,160,753, $2,272,666 and $56,448,135, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At December 31, 2022, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $34,987,267, $25,811,202, $1,125,010 and $47,227,387, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of December 31, 2022:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$34,987,267	$(34,987,267) [1]	$—
Contrarian Fund
Repurchase agreement	$25,811,202	$(25,811,202) [1]	$—
Enhanced Equity Fund
Repurchase agreement	$ 1,125,010	$ (1,125,010)[1]	$—
Small Cap Growth Fund
Repurchase agreement	$47,227,387	$(47,227,387) [1]	$—
[1]	The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of repurchase agreements is not presented in this table.
f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Contrarian Fund
Options:
Average value of option contracts purchased	$361,146 [1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

Enhanced Equity Fund
Options:
Average value of option contracts written	$14,301,593
For the six months ended December 31, 2022, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options, and are included in Options written at value in the Statements of Assets and Liabilities. Equity options purchased are included in Investments, at value in the Statements of Assets and Liabilities. Realized and unrealized gain/loss of equity options purchased are included in Net realized gain/(loss) on investments and foreign currency transactions and Net change in unrealized appreciation on investments and foreign currency translations in the Statements of Operations. There were no unrealized appreciation (depreciation) on purchased options for the Contrarian Fund. The realized gains (losses) on purchased options for the Contrarian Fund during the six months ended December 31, 2022 was $376,542.
g.	Warrants: The Funds can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Funds the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.
h.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
i.	Private Investment Funds: The Funds value private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Funds apply the practical expedient to private investment companies on an investment-by-investment basis, and consistently with each Fund’s entire position in a particular investment, unless it is probable that the Funds will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Funds as specified in the respective agreements. Generally, the Funds are required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.
5.	Risk
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk, debt securities risk, options risk and private investment funds risk. Each Fund’s prospectus and statement of additional information provide details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Private Investment Funds (PIF) Risk: PIFs are subject to management and other expenses, which will be directly or indirectly paid by the Funds. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in PIFs and also may be higher than other funds that invest directly in stocks and bonds. Each PIF is subject to specific risks, depending on the nature of its investment strategy. The Funds may invest in private investment funds and/or hedge funds, which may pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss.
6.	Affiliate Transactions and Fees
Investment Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian Fund:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Up to $750,000,000	1.00%
Greater than $50,000,000	0.75%	$750,000,000 to $800,000,000	0.75%
		$800,000,000 to $850,000,000	0.70%
		$850,000,000 to $900,000,000	0.65%

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

Growth Fund:		Contrarian Fund:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
		$900,000,000 to $950,000,000	0.60%
		$950,000,000 to $1,000,000,000	0.55%
		Greater than $1,000,000,000	0.50%
Enhanced Equity Fund:		Small Cap Growth Fund:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%	Greater than $0	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the six months ended December 31, 2022, the distributor received commissions in the amounts of $111, $1,994, $137 and $43 for Class A of Growth Fund, Contrarian Fund, Enhanced Equity Fund and Small Cap Growth Fund, respectively. The Small Cap Growth Fund also paid CDSC fees in the amount of $300 to distributors for Class C.
Waivers and Reimbursements of Expenses: The Adviser contractually agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the six months ended December 31, 2022.
	Expense Limitation	Total Waivers and Reimbursements for the six months ended December 31, 2022
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ 16
Investor Class	1.35%	$ —
Enhanced Equity Fund
Legacy Class	1.25%	$10,181
Class A	1.60%	$ 281
Class C	2.00%	$ 75
Investor Class	1.35%	$ —

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$54,404
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

Subject to the approval of the Board, the Funds may repay the Advisor the amounts of its reimbursement for the Funds by each share class for up to three years following the the reimbursement up to the lesser of an amount not to exceed the current expense limitation of that share class or the expense limitation of that share class in effect at the time that the share class received the applicable reimbursement. This agreement will continue until October 31, 2023, and may be renewed or modified with approval of the Funds' Board. For the six months ended December 31, 2022, the Adviser did not recoup any of the Funds expenses.
At December 31, 2022, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2023	2024	2025	2026
Growth Fund	$ —	$ —	$ —	$ —
Contrarian Fund	—	—	—	16
Enhanced Equity Fund	49	48	75	10,537
Small Cap Growth Fund	—	—	—	54,404

7.	Directors and Officers: Certain Officers of the Funds are also Officers of the Adviser. Officers of the Funds who are Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions made during the fiscal year ended June 30 2022, is as follows:
	2022 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$91,415,999	$193,737,331	$285,153,330
Contrarian Fund	—	93,408,608	93,408,608
Enhanced Equity Fund	5,302,570	7,858,454	13,161,024
Small Cap Growth Fund	63,297,228	232,534,484	295,831,712

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2022

9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended December 31, 2022, the Funds did not incur any interest or penalties.
The aggregate cost of investments and unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2022 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Growth Fund	$1,143,241,887	$227,932,918	$(120,232,797)	$107,700,121
Contrarian Fund	485,806,591	103,397,673	(16,579,605)	86,818,068
Enhanced Equity Fund	63,762,169	9,658,310	(11,835,180)	(2,176,870)
Small Cap Growth Fund	698,581,034	121,891,877	(103,243,033)	18,648,844
10.	Subsequent Events: Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:
Effective January 1, 2023, the Meridian Enhanced Equity Fund changed its name to Meridian Hedged Equity Fund.

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Board Consideration of Management Agreement with ArrowMark Colorado Holdings LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an Investment Management Agreement and Service Agreement (collectively, “Management Agreement”) between ArrowMark Colorado Holdings LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 23, 2022. As detailed below, at the meeting held on August 23, 2022 and at meetings leading up to this meeting, the Board reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Board requested, received and evaluated extensive information and materials about the Adviser and its relationship with the Funds. In this regard, the Board reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Board also consulted with Independent Counsel, with whom the Board met separately. Independent Counsel advised the Board on the legal standards for consideration of the Management Agreement and otherwise assisted the Board in its deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all information presented and reviewed by the Board. In its deliberations, the Board did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Directors considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Board reviewed and analyzed materials and information concerning the background, experience and capabilities of the Adviser’s portfolio managers and its other investment and administrative personnel. The Board considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Funds. The Board also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In this regard, the Board considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser, including its financial capacity to perform the services required under the Management Agreement. The Board reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds. In addition, the Board considered matters related to the Adviser’s compliance programs, its compliance history, its dealings with regulators, and its representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Board concluded that the Adviser performs an appropriate range of high-quality services for each Fund, that the Adviser has the financial capability and resources to continue to perform those services for the Funds and that the Adviser effectively manages and oversees services that are performed by outside service providers.
Investment Advisory Fee Rate and Other Expenses
The Board reviewed and considered the contractual investment advisory fee rate to be paid by each Fund to the Adviser for investment management services under the Management Agreement. The Board also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund over specified time periods. The peer group for each Fund was defined by an independent third-party provider of market data. The Board reviewed and considered how the expense ratio and expense components of each Fund compared to those of its respective peer group. The Board also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain fees and expenses.
With respect to other accounts managed by the Adviser, the Board noted that the Adviser provides sub-advisory services for large retail fund complexes, foundations, pensions and employee retirement plans, collective investment trusts and insurance companies for a management fee that is generally less than the fee paid by the respective Fund with a

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comparable investment strategy. The Board noted that the services provided by the Adviser for the Funds are much more extensive than are provided under the sub-advisory arrangements for other fund complexes and for the advisory relationships with foundations, pensions and employee retirement plans, collective investment trusts and insurance companies. The Board considered how the scope of services and investment management fees related to these accounts compares to the scope of services and fees related to the Funds.
The Board concluded that the investment advisory fee rate to be paid by each Fund is reasonable in light of the services covered by the Management Agreement and that the expense structure of each Fund is acceptable for purposes of approving the Management Agreement.
Fund Performance
The Board evaluated the performance of each Fund during certain time periods against each Fund’s performance peer group and performance benchmark. The peer groups and benchmarks were defined by an independent third-party provider of market data (the “Provider”).
The Board discussed the extent to which each Fund outperformed, or underperformed, its respective performance benchmark and performance universe average during the one-year, three-year, five-year and (except for the Meridian Small Cap Growth Fund) ten-year periods ended June 30, 2022. In addition, the Board reviewed and discussed the Provider’s report on the Meridian Fund dated July 2022 and a Performance Update provided by the Adviser.
In particular, the Board noted that the (i) Meridian Growth Fund and the Meridian Small Cap Growth Fund each outperformed relative to its performance benchmark and performance universe average during the one-year period ended June 30, 2022, (ii) that the Meridian Contrarian Fund outperformed is performance benchmark but underperformed relative to its performance universe average during the one-year period and (iii) the Meridian Enhanced Equity Fund underperformed relative to its performance benchmark and performance universe average during the one-year period. The Board considered the Adviser’s explanation of factors that contributed to the Meridian Enhanced Equity Fund’s underperformance in the most recent year.
The Board also noted that the Meridian Growth Fund and the Meridian Small Cap Growth Fund were approximately in line with, or outperformed, their respective performance benchmark and performance universe average during the three-year period and five-year period while the Meridian Contrarian Fund and the Meridian Enhanced Equity Fund underperformed their respective performance universe average during the three-year period and five-year period.
The Board also noted that all four Funds were approximately in line with, or outperformed, their respective performance benchmark average during the three-year period, five-year period and (other than the Meridian Enhanced Equity Fund) ten-year period ended June 30, 2022.
Based on its review, the Board concluded that Fund performance was acceptable for purposes of considering approval of the Management Agreement.
Cost of Services to be Provided and Profitability
The Board evaluated an expense and profitability analysis provided by the Adviser with respect to its management of each Fund. The analysis contained estimated expense and profitability information for each Fund for the years ending December 31, 2022, 2023 and 2024 as well as estimated changes in the assets under management during those years. For each Fund and for each time period presented, the Board evaluated the Adviser’s estimated profitability.
The Board also considered the changes in assets under management that are estimated to occur during the years ended December 31, 2022, 2023 and 2024 for each Fund and how those changes will impact the Adviser’s profitability in future periods. In particular, it was noted that the Adviser projects decreases in assets under management for each year. Those decreases are estimated to result in a decrease in the Adviser’s profitability in each such year.
The Board was advised by the Adviser that, with respect to the management of the Funds, the Adviser is still presented with challenges and operating in an environment of uncertain asset flows. The Adviser noted that the majority of the Adviser’s new business growth has been outside of the Funds’ business and larger institutional clients tend to gravitate towards separate accounts. Also, certain fund share classes are operating with a voluntary fee waiver and certain of the Funds are closed to new investors.
The Board evaluated the Adviser’s estimated profitability for each Fund during each of the periods presented against profit margins that have been found under legal precedent to be reasonable under applicable securities laws. Based on its evaluation, the Board concluded that the Adviser’s estimated profitability in managing each Fund is reasonable and not excessive for purposes of approving the Management Agreement.

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Economies of Scale
The Board received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds and whether the Funds would appropriately benefit from any economies of scale. The Board noted that the Adviser reported that it continues to invest significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders and to meet changing regulatory requirements, and that those investments have the potential to produce economies of scale for the Adviser over time if assets under management grow. The Board noted, however, that the Adviser’s growth in assets under management has generally been achieved outside of the Funds.
Other Benefits to the Adviser
The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds. The Board noted that the Adviser benefits from soft dollar arrangements using portfolio brokerage for the Funds. The Board also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Funds that may lead to other investment management opportunities. The Board concluded that the fall-out benefits that may be received by the Adviser and its affiliates are reasonable.
Summary
In considering the Management Agreement, the Board evaluated the factors and information described above, as well as information concerning the Adviser and the Funds that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Directors may have attributed different weights to various factors.
Based on its deliberations and analysis of the information provided, the entire Board, including all the Independent Directors, concluded that the Management Agreement is in the best interests of each Fund and its shareholders and that the compensation payable by the Funds is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Directors, approved the Management Agreement.

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
CBOE S&P 500 Buy Write Index: Benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
Russell 2500® Value Index: Measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. One cannot invest directly into an index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

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MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 534452, Pittsburgh, PA 15253-4452 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.arrowmarkpartners.com/meridian/.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.arrowmarkpartners.com/meridian/. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 534452
Pittsburgh, PA 15253-4452
1-800-446-6662
You can also review the Funds’ reports and SAI:
•	By electronic request at the following E-mail address: publicinfo@sec.gov
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2022
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods prior to March 31, 2019, filed such information on Form N-Q. The complete listing is available on the Commission’s website at http://www.sec.gov.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Kelsey Auble, Assistant Treasurer
*Interested Director

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	03/03/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	03/03/2023

By (Signature and Title)*	/s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer

Date	03/03/2023

* Print the name and title of each signing officer under his or her signature.